SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

OPTi Inc.

(Name of Registrant as Specified In Its Charter)

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OPTi Inc.

3430 W. Bayshore Road

Palo Alto, California 94303

October [    ], 2007

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of OPTi Inc. (“OPTi”) which will be held on November 27, 2007, at 10:00 am., Pacific Time, at the offices of Heller Ehrman LLP, at 275 Middlefield Road, Menlo Park, California 94025.

At the Annual Meeting, you will be asked to vote on the following proposals:

1. Elect four members to the Board of Directors. These directors will serve until the earlier of OPTi’s next annual meeting or the appointment of their successors.

2. Ratify the appointment of Ernst & Young LLP as OPTi’s independent registered public accounting firm for the fiscal year ending March 31, 2008.

3. Approve the form and use of indemnification agreements for OPTi’s directors and officers.

4. Approve employment agreements for Bernard T. Marren, OPTi’s President, Chief Executive Officer and Chairman of the Board, and Michael Mazzoni, OPTi’s Chief Financial Officer and Secretary.

You may also be asked to vote on any other business as may properly come before the meeting or any postponement or adjournment thereof. As of the date hereof, OPTi is unaware of any such additional business.

The foregoing items of business are more fully described in the enclosed Proxy Statement. The formal Notice of Meeting, the proxy card and a copy of the Annual Report to Shareholders describing OPTi’s operations for the year ended March 31, 2007 are also enclosed. Whether or not you plan to attend the meeting, it is important that you sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

Very truly yours,

OPTi Inc.

/s/ MICHAEL MAZZONI
Michael Mazzoni
Secretary

OPTi Inc.

Notice of Annual Meeting of Shareholders

To Be Held On November 27, 2007

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of OPTi Inc., a California corporation (“OPTi” or the “Company”), will be held on November 27, 2007 at 10:00 a.m., Pacific Time, at the offices of Heller Ehrman LLP, at 275 Middlefield Road, Menlo Park, California 94025 for the following purposes:

1. To elect four directors who will serve until the earlier of OPTi’s next annual meeting or the appointment of their successors (Proposal No. 1);

2. To ratify the appointment of Ernst & Young LLP as OPTi’s independent registered public accounting firm for the fiscal year ending March 31, 2008 (Proposal No. 2);

3. To approve the form and use of indemnification agreements for OPTi’s directors and officers (Proposal No. 3);

4. To approve employment agreements for Bernard T. Marren, OPTi’s President, Chief Executive Officer and Chairman of the Board, and Michael Mazzoni, OPTi’s Chief Financial Officer and Secretary (Proposal No. 4); and

5. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof. As of the date of this Notice, OPTi is unaware of any such other business.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on October 18, 2007 are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof.

Sincerely,

/s/ MICHAEL MAZZONI
Michael Mazzoni
Secretary

Palo Alto, California

October [    ], 2007

IMPORTANT: All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy card.

OPTi Inc.

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 27, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of OPTi Inc. (“OPTi” or the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on November 27, 2007 at 10:00 a.m., Pacific Time, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the offices of Heller Ehrman LLP at 275 Middlefield Road, Menlo Park, California 94025. The telephone number at that location is (650) 324-7000.

These proxy solicitation materials were mailed on or about October [    ], 2007 to all shareholders entitled to vote at the meeting.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are to (i) elect four directors to serve until the earlier of OPTi’s next annual meeting or the appointment of their successors; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008; (iii) approve the form and use of indemnification agreements for OPTi’s directors and officers; (iv) approve employment agreements for Bernard T. Marren, OPTi’s President, Chief Executive Officer and Chairman of the Board, and Michael Mazzoni, OPTi’s Chief Financial Officer and Secretary; and (v) transact such other business as may properly come before the Annual Meeting and at any and all postponements or adjournments thereof.

Annual Meeting Record Date and Share Ownership

Only shareholders of record at the close of business on October 18, 2007 (the “Annual Meeting Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. On the Annual Meeting Record Date,                  shares of the Company’s common stock were issued and outstanding. For information regarding security ownership by management and by 5% shareholders, see “Security Ownership of Certain Beneficial Owners and Management.”

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Michael Mazzoni, Secretary of the Company, at its principal executive offices, 3430 W. Bayshore Road, Palo Alto, California 94303, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attending the Annual Meeting, in and of itself, will not constitute a revocation of a proxy.

Voting and Solicitation

Every shareholder voting in the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder’s votes on the same principle among as many candidates as the shareholder deems fit, provided that votes cannot be cast for more than four (4) candidates. However, no shareholder shall be entitled to cumulate votes for candidates unless the candidate names have been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder’s votes. On all other matters, each share has one (1) vote.

Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the Company’s nominees as a director; (ii) FOR ratification of the appointment of Ernst & Young LLP as OPTi’s independent registered public accounting firm for the fiscal year ending March 31, 2008; (iii) FOR approval of the form and use of indemnification agreements for OPTi’s directors and officers; and (iv) FOR approval of the employment agreements for Bernard T. Marren, OPTi’s President, Chief Executive Officer and Chairman of the Board, and Michael Mazzoni, OPTi’s Chief Financial Officer and Secretary. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote the shares they represent as the Board of Directors may recommend.

The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the Annual Meeting Record Date. Shares that are voted “FOR” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares “represented and voting” at the Annual Meeting (the “Votes Cast”) with respect to such matter.

The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business.

With respect to the election of directors, the four persons receiving the greatest number of votes will be elected to the Board. With respect to other proposals, abstentions are counted against a proposal for purposes of determining whether or not a proposal is approved, whereas broker non-votes are not counted for the purpose of determining whether a proposal has been approved.

Deadline for Receipt of Shareholder Proposals for 2008 Annual Meeting

OPTi currently expects that its next Annual Meeting of Shareholders will be held during the last week of August, 2008. Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Annual Meeting of Shareholders to be held in 2008 must be received by the Company no later than May 31, 2008 in order to have them included in the proxy statement and form of proxy relating to that meeting.

In addition, proposals of the Company’s shareholders that such shareholders intend to present at the Company’s 2008 Annual Meeting, but not to include in the Company’s Proxy Statement and form of Proxy relating to the 2008 Annual Meeting (a “Non-Rule 14a-8 Proposal”), must be received by the Company at the Company’s offices no later than July 1, 2008 and no earlier than May 3, 2008. In the event that the Company does not receive timely notice with respect to a Non-Rule 14a-8 Proposal, management of the Company would use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

Fiscal Year End

The “Last Fiscal Year” refers to the twelve months ended March 31, 2007.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Directors and Nominees for Directors

A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s four nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the earlier of our next Annual Meeting of Shareholders or a successor has been duly elected and qualified.

BOARD OF DIRECTORS AND NOMINEE BIOGRAPHICAL INFORMATION

The names of the nominees, each of whom is currently a director of the Company, and certain information about them, are set forth below, including information furnished by them as to their principal occupations for the last five (5) years and their ages as of the Annual Meeting Record Date.

Name of Nominee	Age	Position with the Company	Since
Bernard T. Marren	71	President, Chief Executive Officer and Chairman of the Board	1996
Stephen F. Diamond(l)(2)(4)	51	Director	2003
Kapi1 K. Nanda(1)(3)(4)	61	Director	1996
William H. Welling(1)(2)(3)(4)	73	Director	1998

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of Nominating Committee
(4)	Independent Director

Bernard T. Marren has served as President and Chief Executive Officer of the Company since May 1998. Mr. Marren was elected as a director in May 1996. He also founded and was the first President of SIA (the Semiconductor Industry Association). Mr. Marren is also a director at Microtune, Inc., Infocus Corporation and several privately held companies.

Stephen F. Diamond was elected as a director in September 2003. He is currently an Associate Professor of Law at the Santa Clara University School of Law where he teaches securities regulation, corporation and international business transactions law. From 1995 to 1999 he was an associate at Wilson Sonsini Goodrich & Rosati where he represented high technology companies including OPTi and investment banks in corporate transactions, including debt and equity offerings, venture capital investments, and intellectual property rights. Mr. Diamond holds a B.A. from the University of California at Berkeley, a Ph.D. and M. Phil. from the University of London, and a J.D. from Yale Law School.

Kapil K. Nanda was elected as a director in May 1996. Mr. Nanda is currently President of InfoGain Corporation, a software and development consulting company, which he founded in 1990. Mr. Nanda holds a B.S. in Engineering from the University of Punjab, India, an M.S. in Engineering from the University of Kansas, and an M.B.A. from the University of Southern California.

William H. Welling was elected as a director in August 1998. He is currently Chairman and CEO of @Comm Corporation, a telecommunications software company. In August 2001, @Comm Corporation filed for protection under Chapter 11 of the Federal Bankruptcy Code. Mr. Welling also serves as a director on the boards of several private companies.

There are no family relationships among any of our directors or executive officers.

CORPORATE GOVERNANCE

The Board of Directors held six meetings during fiscal 2007. The Audit Committee met four times, the Compensation Committee met four times and the Nominating Committee did not meet during fiscal 2007. Each member of the Board attended 75% or more of the aggregate of (i) the total number of Board meetings held during the fiscal year and (ii) the total number of meetings of Committees on which such member served, during the fiscal year.

Board Independence

The Board of Directors has determined that Messrs. Diamond, Nanda and Welling are “independent” under the rules of the Nasdaq Stock Market, and Mr. Marren is not. Under applicable SEC and Nasdaq rules, the existence of certain “related party” transactions above certain thresholds between a director and the Company are required to be disclosed and preclude a finding by the Board that the director is independent. Although the Board also has the power to consider whether transactions of those types but below the thresholds render a director not “independent,” and to consider whether any other types of transactions, relationships or arrangements (i.e., not specified in the SEC and Nasdaq rules) render a director not “independent”, the Board did not consider any such items in making its independence determination as to these four directors.

The Audit Committee, Nominating Committee and Compensation Committee are each comprised solely of independent directors, as that term is defined by Rule 4200 of the Nasdaq Marketplace Rules. Each of the members of the Company’s Audit Committee meets the standards for audit committee independence set forth in the Nasdaq Marketplace Rules.

Board Committees

The Board of Directors has standing Audit, Compensation, and Governance and Nominating Committees.

Audit Committee. The Company has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934. Mr. Welling (chairman), Mr. Diamond and Mr. Nanda are the members of our Audit Committee. The committee selects our auditors, reviews the scope of the annual audit, approves the audit fees and non-audit fees to be paid to our auditors, and reviews our financial accounting controls with the staff and the auditors. The Company’s Board has determined that none of the members of its Audit Committee qualifies as an audit committee financial expert as set forth in Item 407(d)(5)(ii) of Regulation S-K of the rules promulgated by the Securities and Exchange Commission. Each of the members of the Company’s Audit Committee met the standards for audit committee membership set forth in the Nasdaq Marketplace Rules when they were selected for the committee by the Board. In addition, each of the members of the Company’s Audit Committee meets the standards for audit committee independence set forth in the Nasdaq Marketplace Rules. In light of the nature of the Company’s business, the Company believes that its Audit Committee as presently constituted possesses the skills and experience necessary to oversee the work of the Company’s independent registered public accounting firm and carry out the duties set forth in the Company’s Audit Committee charter. The charter of the Audit Committee has been established and approved by the Board of Directors and is attached hereto as Appendix A.

Compensation Committee. The Compensation Committee handles compensation matters and administers our stock incentive plan. The committee consists of Mr. Diamond (chairman) and Mr. Welling. The committee reviews and establishes the compensation and benefits for the Chief Executive Officer and the Chief Financial Officer. The Compensation Committee accepts recommendations from the executive officers regarding their compensation but final authority over executive compensation is vested in the Compensation Committee. The Compensation Committee is comprised solely of independent directors, as that term is defined by Rule 4200 of the Nasdaq Marketplace Rules. The Compensation Committee has not used compensation consultants to determine or recommend the amount or form of executive and director compensation. The Compensation Committee does not have a charter.

Nominating Committee. Mr. Nanda and Mr. Welling are the members of our Nominating Committee. The Nominating Committee is comprised solely of independent directors, as that term is defined by Rule 4200 of the Nasdaq Marketplace Rules. The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Board, evaluates the effectiveness of the Board, and recommends the structure, responsibility and composition of the committees of the Board. The charter of the Nominating Committee has been established and approved by the Board of Directors. and is attached hereto as Appendix B.

DIRECTOR NOMINATIONS

Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that members of the Company’s Audit Committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market. Nominees for director are selected on the basis of the relevance, depth and breadth of their experience, and their reputation among our various constituencies and communities, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties, but there are no other pre-established qualifications, qualities or skills at this time that any particular director nominee must possess.

Shareholder Nominees. The Governance and Nominating Committee is responsible for the consideration of any director candidates recommended by shareholders, provided such nominations are made pursuant to the Company’s Bylaws and applicable law. The Committee has not adopted a specific protocol with regard to the consideration of any director candidates recommended by shareholders, because no such candidates have been proposed in the past but the Board would expect that any recommendations received from the shareholders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are evaluated. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the shareholder making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such shareholder; and (c) other appropriate biographical information and a statement as to the qualification of the nominee; and should be submitted no later than the deadlines described in the Bylaws of the Company and under the caption, “Deadline for Receipt of Shareholder Proposals for 2008 Annual Meeting” above.

Process for Identifying and Evaluating Nominees. The Nominating Committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee expects to re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual shareholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, management of the Company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the Committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the shareholders, as appropriate.

Board Nominees for the 2007 Annual Meeting. Each of the nominees listed in this Proxy Statement are current directors standing for re-election.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders and other parties interested in communicating directly with the non-management directors as a group may do so by writing to: Board of Directors, c/o OPTi Inc., 3430 W. Bayshore Road, Palo Alto, CA 94303, USA. The Company encourages its directors to attend annual meetings. All of the Company’s directors attended our last Annual Meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Messrs. Diamond and Welling, each of whom is an independent director, and neither of whom is a current or former employee of the Company. During 2007, none of our executive officers served as a director or member of the Compensation Committee or any Board committee performing equivalent functions for another entity that has one or more executive officers serving on our Board of Directors.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to its chief executive officer and its chief financial officer in accordance with Item 406 of Regulation S-K of the SEC rules. A copy of the code of ethics is incorporated by reference as an exhibit to the Company’s Form 10-K filed for the year ended March 31, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our Common Stock as of August 31, 2007 (or earlier date for information based on filings with the Securities and Exchange Commission) by (a) each person known to us to own more than 5% of the outstanding shares of the Common Stock, (b) each director and nominee for director, (c) our Chief Executive Officer and Chief Financial Officer (who are our only executive officers) and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information. A total of 11,641,903 shares of our common stock were issued and outstanding as of August 31, 2007.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Owned(2)	Number of Shares of Common Stock Subject to Options Exercisable Within 60 Days(3)	Total Number of Shares of Common Stock Beneficially Owned(4)	Percent Ownership
MG Capital Management, LLC(5) 1725 Kearny Street, No 1 San Francisco, CA 94133	1,601,570	—	1,601,570	13.8%

S. Muoio & Co. LLC(6) 509 Madison Avenue, Ste 406 New York, NY 10022	1,154,150	—	1,154,150	9.9%

Whitaker Group(7) 23 Beachwood Irvine, CA 92604	1,004,750	—	1,004,750	8.6%

Raffles Associates, L.P.(8) 450 Seventh Avenue, Ste 509 New York, NY 10123	790,365	—	790,365	6.8%

Dimensional Fund Advisors LP(9) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	632,900	—	632,900	5.4%

Bernard T. Marren	10,000	104,000	114,000	*

Michael F. Mazzoni	—	—	—	*

Stephen Diamond	—	—	—	*

Kapil Nanda	4,000	12,000	16,000	*

William Welling	21,333	—	21,333	*

All executive officers and directors as a group (5 persons)	35,333	116,000	151,333	1.3%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares as of August 31, 2007.
(1)	Unless otherwise indicated, the address of each of the named individuals is c/o OPTi Inc., 3430 W. Bayshore Road, Ste 103, Palo Alto, CA 94303
(2)	Represents shares of outstanding common stock owned by the named parties as of August 31, 2007.
(3)	Shares of common stock subject to stock options currently exercisable or exercisable within 60 days of August 31, 2007 are deemed to be outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage of any other person.
(4)	The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Commission, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities for which that person has a right to acquire beneficial ownership within 60 days.

(5)	Information on holdings of MG Capital Management, LLC is taken from a Schedule 13G/A filed on January 30, 2007. Of the shares listed, 1,565,500 are owned by MGCM Partners, L.P., of which MG Capital Management, LLC is the General Partner and investment advisor. Marco L. Petroni is the controlling person of MG Capital Management, LLC. MGCM Partners, L.P. disclaims beneficial ownership of the shares listed. The remaining 36,070 shares are owned by Mr. Petroni.
(6)	Information on holdings of S. Muoio & Co. LLC is taken from a Form 13G/A filed on February 13, 2007. The shares listed are held in the accounts of several investment partnerships and investment funds (collectively, the “Investment Vehicles”) for which S. Muoio & Co. LLC (“SMC”) serves as either general partner or investment manager. Salvatore Muoio is the managing member of SMC. SMC and Mr. Muoio may be deemed to beneficially own the securities held by the Investment Vehicles by virtue of SMC’s position as general partner or investment manager of the Investment Vehicles and Mr. Muoio’s status as the managing member of SMC.
(7)	Information on holdings of Whitaker group is taken from a Schedule 13D filed on August 11, 2003. Of the shares listed, 842,750 are held by Don C. Whitaker, 87,000 are held by Don C. Whitaker, Jr., and 75,000 are held by Don C. Whitaker, Inc.
(8)	Information on holdings of Raffles Associates, L.P. is taken from a Schedule 13G/A filed on January 25, 2007. Raffles Capital Advisors, LLC is the General Partner of Raffles Associates, L.P. and Paul H. O’Leary is the Managing Member of Raffles Capital Advisors, LLC.
(9)	Information on holdings of Dimensional Fund Advisors LP is taken from a Schedule 13G/A filed on February 8, 2007. The shares listed are owned by advisory clients of Dimensional Fund Advisors LP. Dimensional Fund Advisors LP disclaims beneficial ownership of the shares listed. Dimensional Holdings Inc. is the General Partner of Dimensional Fund Advisors LP.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

If the Proposal to approve the Company’s form of indemnification agreement is approved by the shareholders at the Annual Meeting, the Company intends to enter into indemnification agreements with each of its directors and executive officers. These agreements will require the Company to indemnify such individuals, to the fullest extent permitted by California law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

Procedures for Approval of Related Person Transactions

The Audit Committee is responsible for reviewing and approving all material transactions with any related party. Related parties include any of our directors or executive officers, certain of our shareholders and their immediate family members.

The Company’s policy is that it will not enter into transactions with directors, officers or affiliates unless such transactions are (i) approved by the majority of the Company’s independent disinterested directors, (ii) may reasonably be expected to benefit the Company, and (iii) will be on terms no less favorable to the Company than could be obtained in arm’s length transactions with unaffiliated third parties.

We expect our directors, officers and employees to act and make decisions that are in the Company’s best interests and encourage them to avoid situations which present a conflict between our interests and their own personal interests. Our directors, officers and employees are prohibited from taking any action that may make it difficult for them to perform their duties, responsibilities and services to the Company in an objective and fair manner. Exceptions are only permitted in the reasonable discretion of the Board of Directors. In addition, we are strictly prohibited from extending personal loans to, or guaranteeing the personal obligations of, any director or officer.

Since the beginning of the Company’s Last Fiscal Year, there have been no transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest, and no such transactions are currently proposed.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons or entities who own more than ten percent of our common stock, to file with the Securities and Exchange Commission reports of beneficial ownership and changes in beneficial ownership of our common stock. Those directors, officers, and shareholder are required by regulations to furnish us with copies of all forms they file under Section 16(a). Based solely upon a review of the copies of such reports furnished to us and written representations from such directors, officers, and shareholders we believe that all such reports required to be filed during 2007 or prior fiscal years were filed on a timely basis, except for one late filing by Mr. Welling.

DIRECTOR COMPENSATION

The following table summarizes director compensation during fiscal year 2007.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Director Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards ($)	Option Awards(3)(4) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stephen Diamond	$19,000	—	—	—	—	—	$19,000
Kapil Nanda	$15,000	—	$1,500	—	—	—	$16,500
William Welling	$19,000	—	$1,500	—	—	—	$20,500

(1)	Mr. Marren is not included in this table as he is an employee of the Company and receives no extra compensation for his services as a Director. The compensation received by Mr. Marren as an employee of the Company is shown in the Summary Compensation Table and the Outstanding Equity Awards at Fiscal Year-End Table below.
(2)	In fiscal 2007, each non-employee director received a $5,000 yearly retainer and a fee of $1,000 per Board or committee meeting attended. Commencing in fiscal 2008, the yearly retainer has been increased to $10,000, paid in two installments of $5,000 in January and July of each year.
(3)	Column (d) represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year for the fair value of stock options previously granted to the directors in prior fiscal years, in accordance with FAS 123R. Pursuant to the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair value of all options awards granted to the directors in 2003 was $1.27 per share. No additional grants have been made since that date.
(4)	As of March 31, 2007, Mr. Nanda held options to purchase 12,000 shares of our common stock. Mr. Diamond and Mr. Welling had no options outstanding.

Vote Required

The four (4) nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NUMBER 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Ernst & Young LLP, the independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending March 31, 2008.

Ernst & Young LLP has audited the Company’s financial statements for each fiscal year since the Company’s inception. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the Votes Cast will be required to ratify and approve the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OPTI’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2008.

PROPOSAL NUMBER 3

APPROVAL OF INDEMNIFICATION AGREEMENT

Introduction

The Board of Directors has directed the submission to a vote of the shareholders of a Proposal to approve the form of indemnification agreement which may be made between the Company and its present and future directors and officers, in substantially the form attached to this Proxy Statement as Appendix C. The Company intends to enter into a new indemnification agreement in such form with each of our directors and officers (the “Indemnified Parties”). Pursuant to the terms and conditions of such indemnification agreements, the Company would indemnify the Indemnified Parties against certain liabilities arising out of their service to the Company. In addition, this Proposal would authorize us to enter into indemnification agreements providing rights to any future director or officer substantially similar to those set forth in the indemnification agreement and also to modify the form of agreement as necessary to fulfill the intention that the indemnification agreements indemnify the Indemnified Parties to the fullest extent permitted by the jurisdiction in which the Company is incorporated and/or domiciled.

Purpose

The Board of Directors believes the indemnification agreement serves the best interests of the Company and its shareholders by strengthening our ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to our success. The indemnification agreement is intended to supplement the indemnity protection available under applicable law, our amended and restated articles of incorporation, and any policies of insurance which are or may hereafter be maintained by the Company.

In connection with the Company’s initial public offering in May, 1993, the Board approved a form of indemnification agreement for the Company’s directors and officers. However, the Company has not entered into indemnification agreements with its directors and officers during the last several years. The Board has determined that indemnification agreements would now be appropriate and has determined to enter into indemnification agreements with each of its directors and officers that would supersede any prior indemnification arrangements. The Board believes that such agreements should be adopted as a response to the increasing hazard, and related expense, of unfounded litigation directed against directors and officers, the difficulty of obtaining broad directors’ and officers’ liability insurance and significant limitations in amounts and breadth of coverage, dramatic increases in premiums for that coverage, and to preserve our ability to continue to attract and retain qualified directors and executive officers in light of these circumstances.

Although neither shareholder approval nor ratification of the form of indemnification agreement is required by law, the Board believes it is appropriate to submit the form of indemnification agreement to the Company’s shareholders for ratification because the members of the Board will be parties to, and the beneficiaries of, the rights contained in the indemnification agreements.

The Board believes the indemnification agreements serve the best interests of the Company and its shareholders by strengthening the Company’s ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to the Company’s success.

In the event the shareholders fail to approve the form of indemnification agreement, the Board will consider whether or not to modify the form of indemnification agreement and whether to enter into indemnification agreements. Even if the form of indemnification agreement is approved, the Board of Directors in its discretion may amend the indemnification agreements at any future time if the Board believes that such an amendment would be in the best interests of the Company and its shareholders.

California Law

Under California law, a California corporation is obligated to indemnify directors, officers, employees or other agents of the corporation, in connection with liabilities arising from legal proceedings resulting from that person’s service to the corporation in certain circumstances, provided the individual achieves a successful outcome in defense of such proceedings on the merits of the case. A California corporation may also voluntarily undertake to indemnify certain persons acting on its behalf, in certain circumstances, provided the requisite standard of conduct is met.

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California law requires California corporations to indemnify any director, officer, employee or other agent of the corporation against expenses actually and reasonably incurred in connection with any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor), to which such person was or is a party or is threatened to be made a party by reason of the fact that he or she is or was a director, officer, employee or other agent of the corporation, if the individual is successful on the merits, provided that his or her conduct was in good faith and he or she reasonably believed that his or her conduct was in the best interests of such corporation, and in the case of any criminal proceeding, the director, officer, employee or other agent had no reasonable cause to believe his or her conduct was unlawful.

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California law also requires California corporations to indemnify any director, officer, employee or other agent of the corporation against expenses actually and reasonably incurred in connection with the defense or settlement of any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the individual is or was a director, officer, employee or other agent, if the individual is successful on the merits, provided that his or her conduct was in good faith and he or she reasonably believed that his or her conduct was in the best interests of such corporation and its shareholders.

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If the Company is not required to indemnify the director, officer, employee or other agent under the foregoing provisions because the individual was not successful on the merits in defense of the case, the Company may still voluntarily undertake to indemnify such person, but only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of disinterested directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

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In addition, notwithstanding anything to the contrary in the above, with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person’s duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

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Nonetheless, California allows corporations to include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. OPTi’s articles of incorporation include such a provision that authorizes OPTi to indemnify its directors and officers to the fullest extent permissible under California law. Accordingly, pursuant to such provision, OPTi may enter into agreements with its directors and officers that allow for indemnification without the pre-approval by courts, disinterested directors, independent legal counsel or shareholders discussed above, provided that such agreements may not have the effect of eliminating or limiting the personal liability of an officer or director for transactions from which the person derives an improper personal benefit, or for acts and omissions that (a) involve intentional misconduct or a knowing and culpable violation of the law, (b) the person believes to be contrary to the best interests of the corporation or its shareholders, (c) involve the absence of good faith or show a reckless disregard for the person’s duty to the corporation or its shareholders, or (d) that constitute an unexcused pattern of inattention that amounts to an abdication of the person’s duties.

Other jurisdictions. The laws of other jurisdictions in the U.S. also allow companies to indemnify officers and directors, subject to limitations that may be greater or lesser than those of California law. If OPTi should choose to re-incorporate in another state, its indemnification of its directors and officers would be subject to the laws of such other jurisdiction.

Summary of Indemnification Agreement

Under the indemnification agreement and as allowed by its articles of incorporation, the Company agrees to indemnify the Indemnified Party to the fullest extent permitted by law.

Specifically, if the Indemnified Party incurs expenses or liabilities in connection with a proceeding (other than an action by or in the right of the Company) by reason of the fact that the Indemnified Party is or was an agent of the Company, or by reason of anything done or not done by the Indemnified Party in any such capacity, then the Company agrees to indemnify the Indemnified Party against any such expenses and liabilities that he or she actually and reasonably incurs, provided the Indemnified Party acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company, and provided the Indemnified Party had no reasonable cause to believe his or her conduct was unlawful.

The Company also agrees to indemnify the Indemnified Party against any amounts paid in settlement of, and all expenses actually and reasonably incurred in connection with, any proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnified Party is or was an agent of the Company, or by reason of anything done or not done by him or her in any such capacity, provided he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company. However, the Company will not provide such indemnification if a court has finally adjudged the Indemnified Party to be liable to the Company in respect of the matter due to willful misconduct of a culpable nature in the performance of his or her duty to the Company, unless and to the extent that the court determines that, in view of all the circumstances, such person is fairly and reasonably entitled to indemnification.

The indemnification agreement obligates the Company, if requested by the Indemnified Party in writing and except as prohibited by law, to advance all expenses incurred by the Indemnified Party in connection with any proceeding to which the Indemnified Party is a party or is threatened to be made a party by reason of the fact that the Indemnified Party is or was an agent of the Company or by reason of anything done or not done by him or her in any capacity as an agent. The Indemnified Party is required to repay the Company the amounts advanced only to the extent that a court ultimately determines that he or she is not entitled to indemnification by the Company.

If the Indemnified Party is entitled under the indemnification agreement to indemnification for some but not all of any expenses or liabilities incurred by him or her in the investigation, defense, settlement or appeal of a proceeding, then the Company will indemnify the Indemnified Party for the portion of the amount as to which he or she is entitled to indemnification.

If the Indemnified Party is not entitled to the indemnification provided in the indemnification agreement for any reason other than the statutory limitations set forth in applicable law, then in respect of any proceeding in which the Company is jointly liable with the Indemnified Party (or could be liable if joined in such proceeding), the Company is obligated to contribute to the amount paid in settlement in proportion to (i) the relative benefits received by the Company from the transaction from which the proceeding arose and (ii) the relative fault of the Company, as well as any other relevant equitable considerations.

The Company is not obligated to indemnify the Indemnified Party: (i) for expenses or liabilities to the extent such have been paid directly to the Indemnified Party by directors’ and officers’ liability insurance; (ii) for expenses or liabilities with respect to proceedings brought voluntarily by the Indemnified Party and not by way of defense, except with respect to proceedings specifically authorized by the Board or brought to establish or enforce a right to indemnification and/or advancement of expenses; (iii) for any amounts paid in settlement of a proceeding unless the Company consents in advance in writing to the settlement, which consent shall not be unreasonably withheld; (iv) in connection with any proceedings made on account of the Indemnified Party’s conduct (a) which a court has found to constitute a breach of the Indemnified Party’s duty of loyalty to the Company or its shareholders or an act or omission involving intentional misconduct or knowing violation of the law, or (b) in connection to which the Indemnified Party has entered a plea of guilty to a felony; (v) on account of any suit in which judgment is rendered against the Indemnified Party for an accounting of profits made from the purchase or sale by the Indemnified Party of securities pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 or similar provisions of another law; (vi) if a final decision by a court having jurisdiction in the matter determines that indemnification is not lawful; and (vii) if a government agency with authority over the Company takes the position and/or advises that indemnification is against public policy or unlawful, unless and until a court of competent jurisdiction determines that indemnification of the Indemnified Party is lawful.

The Company also agrees, to the extent that the Board, in its sole and absolute discretion, determines it to be economically reasonable, to maintain a policy of directors’ and officers’ liability insurance on terms and conditions approved by the Board.

It is the intention of the Company through the Indemnification Agreement to indemnify its officers and directors to the fullest extent permitted by applicable law. The form of indemnification agreement is governed by California law. In the event that the Company re-incorporates in another jurisdiction, at the discretion of the Board of Directors, the Company may choose to modify the form of indemnification agreement or enter into a similar form of indemnification agreement with its directors and officers to provide them with indemnification to the fullest extent permitted by the law of such other jurisdiction. In such event, at the discretion of the Board, the Company may choose to modify the indemnification agreements or enter into such new indemnification agreements without seeking further approval of the shareholders.

The form of Indemnification Agreement is attached to this proxy statement as Appendix C. All references in this summary to the Indemnification Agreement are qualified by reference to Appendix C.

Indemnification for Liabilities under the Securities Act of 1933

The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons against liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities under the Securities Act (other than the payment by the Company of expenses incurred or paid by a director or officer of the Company in the successful defense of the action, suit or proceeding) is asserted by a director, officer or controlling person in connection with securities that have been registered under the Securities Act, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act.

Vote Required

The affirmative vote of a majority of the Votes Cast will be required to approve the form of indemnification agreement.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE FORM OF INDEMNIFICATION AGREEMENT.

PROPOSAL NUMBER 4

APPROVAL OF EMPLOYMENT AGREEMENTS WITH BERNARD T. MARREN,

OPTI’S PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD,

AND MICHAEL MAZZONI, OPTI’S CHIEF FINANCIAL OFFICER AND SECRETARY

Introduction

The Board of Directors has directed the submission to a vote of the Company’s shareholders of a Proposal to approve the employment agreements (the “Employment Agreements”) that the Company has negotiated with Bernard T. Marren, the Company’s President, Chief Executive Officer and Chairman of the Board, and Michael Mazzoni, the Company’s Chief Financial Officer and Secretary. The form of agreements with each of Mr. Marren and Mr. Mazzoni are substantially similar except as described below and are attached hereto as Appendix D and Appendix E, respectively. Negotiations were conducted by the Compensation Committee of the Board of Directors (the “Committee”) on behalf of the Company using independent counsel retained by the Committee for purposes of the negotiations.

Although shareholder approval of executive employment agreements is not required, the Board considers this to be an important matter for the Company and this Proposal to be an opportunity for shareholders to provide feedback to the Board on an important matter of corporate governance. The Committee has approved the Employment Agreements subject to shareholder approval and it recommends that OPTi shareholders vote “FOR” approval of this Proposal. If this Proposal is not approved, the Employment Agreements will not be signed or become effective and Mr. Marren and Mr. Mazzoni’s compensation and employment arrangements will continue under the current arrangements described below in this Proposal No. 4 and in the Compensation Discussion and Analysis section of this proxy statement, subject to future changes as may be determined from time to time by the Board of Directors in its discretion. Such future changes may or may not include provisions similar to those in the proposed Employment Agreements.

Mr. Marren and Mr. Mazzoni are the Company’s sole executive officers and two of its three employees. Currently, the Company does not have any written employment agreements with Mr. Marren or Mr. Mazzoni and their compensation and terms of employment are established and reviewed from time to time by the Committee on behalf of the Board, as discussed further in the “Compensation Discussion and Analysis” section of this proxy statement. The elements of Mr. Marren and Mr. Mazzoni’s current compensation consist of (i) base salary, (ii) a discretionary annual bonus (the “Discretionary Bonus”), (iii) a bonus based on aggregate third party payments realized by the Company through its intellectual property strategy of pursuing persons it believes are infringing its patents, once such third party payments result in distributions to the Company’s shareholders (the “Shareholder Return Bonus”), and (iv) participation in our employee benefit plans, including medical, dental and 401(k) plans. The benefit plans are available to all employees and do not discriminate in favor of executive officers. Mr. Marren and Mr. Mazzoni’s compensation is based on providing service to OPTi on a part-time bases, of on average at least three days a week. Mr. Marren and Mr. Mazzoni’s current arrangements do not provide for any severance or change of control benefits.

As discussed below, the Employment Agreements modify Mr. Marren’s and Mr. Mazzoni’s current compensation arrangements by modifying or establishing the following:

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Shareholder Return Bonus thresholds. Certain Shareholder Return Bonus thresholds based upon aggregate amounts realized pursuant to the Company’s intellectual property strategy which are used for the calculation of the bonus amounts payable to Mr. Marren and Mr. Mazzoni are modified, as a result of which Mr. Marren and Mr. Mazzoni may receive increased bonus payments under certain circumstances.

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Timing of and entitlement to Shareholder Return Bonus payouts. The payout of the Shareholder Return Bonus is modified so it is payable on the earlier of the date that (i) third party payments to the Company are distributed to OPTi shareholders or (ii) six months and one day following receipt by the

Company of such payments. Consequently, under the Employment Agreements, Mr. Marren and Mr. Mazzoni may receive bonus payments prior to a distribution to shareholders and even if the Board determines that it is the interest of the Company and its shareholders that some or all of such third party payments should be retained by the Company.

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Cash reserve exclusion. In the event that pre-tax amounts collected from third party payments are necessary to replenish the Company’s cash reserves to a minimum of $5 million (the “Replenishment Amount”), the Replenishment Amount will be excluded from the calculation of the Shareholder Return Bonus, as a result of which Mr. Marren and Mr. Mazzoni may receive decreased bonus payments under certain circumstances.

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Change of control bonus. Mr. Marren and Mr. Mazzoni will receive a bonus upon a change of control of the Company that is based upon a percentage of third party payments previously distributed to shareholders and net proceeds realized by the Company and its shareholders in connection with the change of control transaction.

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Severance arrangements. In the event that Mr. Marren’s and/or Mr. Mazzoni’s employment is involuntarily terminated without “cause” or is terminated by them for “good reason, “ each as defined in the Employment Agreements, they will (i) receive severance payments equal to the sum of their then-current annual base salary and the Discretionary Bonus awarded to them for the preceding year, and (ii) be eligible to receive a certain portion of Shareholder Return Bonus payouts for amounts distributed to shareholders subsequent to termination arising from infringement actions against third parties that were authorized and/or ongoing prior to their termination. In the event that Mr. Marren or Mr. Mazzoni’s employment is terminated due to death or disability, they or their survivors would be eligible to receive Shareholder Return Bonus payouts for certain amounts distributed to shareholders subsequent to their termination, as discussed further below.

The Employment Agreements also document and confirm certain elements of Mr. Marren’s and Mr. Mazzoni’s current compensation and employment arrangements, such as the at-will and part-time nature of their employment, and their duties, base salary and Discretionary Bonus eligibility. Mr. Marren’s and Mr. Mazzoni’s current compensation and employment arrangements are discussed further in the “Compensation Discussion and Analysis” section of this proxy statement. The discussion of the Employment Agreements in this proposal is qualified in its entirety by the Employment Agreements which are attached to this proxy statement as Appendix D and Appendix E.

Purpose

The Committee and the Board of Directors believe that the Employment Agreements serve the best interests of the Company and its shareholders by providing appropriate performance-based incentives to motivate and retain our executive officers and reward them for the progress that they have made in pursuing third parties for payments for infringement of our patents. When the Company adopted the Shareholder Return Bonus program in 2005, it arose from the Board’s belief that standard equity-based awards such as stock options did not provide a long-term incentive as appropriate as a cash-based performance award program due to the Company’s intention of returning such third party payments to our shareholders. By directly tying the majority of the executive officers’ compensation packages to the performance-based Shareholder Return Bonus program, executive compensation is tied directly to achievement of the Company’s focused business objective—realization of payments from third parties who we believe are infringing our patents. Since the adoption of the Shareholder Return Bonus program, the Company has achieved a significant settlement in one of its patent litigations and was able to declare a cash dividend to its shareholders earlier this year. In addition, we believe further steps that the Company has taken in the last twelve months to bring suits against other companies that may be infringing our patents have validated our approach and the performance of our executive officers.

Accordingly, the Board believes that it is important for the future success of our intellectual property strategy to continue to take steps to incentivize and retain our executive officers. The Employment Agreements document payment of the Shareholder Return Bonus under certain circumstances such as involuntary termination or a change of control that had not previously been addressed when the Committee had approved the program in 2005 and which the Committee believes represents a significant gap in the Shareholder Return Bonus program. Additionally, providing severance and change of control arrangements for executive officers is a common practice for publicly-traded companies. Finally, entering into written agreements with our executive officers benefits the Company and its shareholders by establishing greater certainty for both the Company and the executive officers with respect to the terms of executive employment and compensation arrangements.

Summary of the Employment Agreements

The Employment Agreements for Mr. Marren and Mr. Mazzoni are substantially similar except with respect to particular monetary terms as described below. The following summary of the terms of the Employment Agreements is not complete and is intended to describe the most significant terms of the agreements in comparison to the current compensation and employment arrangements. The descriptions are qualified in their entirety by reference to the Employment Agreements attached hereto as Appendix D and Appendix E. Mr. Marren’s and Mr. Mazzoni’s current compensation and employment arrangements are discussed further in the “Compensation Discussion and Analysis” section of this proxy statement.

Base Salary. The Employment Agreements provide for base annual salaries for Mr. Marren and Mr. Mazzoni of $157,000 and $110,000, respectively, subject to adjustment by the Board in the future. This does not represent a change from current base salary levels.

Annual Discretionary Bonus. The Employment Agreements provide that Mr. Marren and Mr. Mazzoni are each eligible for an annual discretionary bonus of up to 20% of their base salary as shall be determined by the Board of Directors. This is the same as their current discretionary bonus eligibility.

Shareholder Return Bonus Metrics and Timing. The Employment Agreements revise the thresholds and conditions for the Shareholder Return Bonus as set forth below:

MARREN SHAREHOLDER RETURN BONUS %	MAZZONI SHAREHOLDER RETURN BONUS %	AMOUNT OF DISTRIBUTIONS TO SHAREHOLDERS – CURRENT ARRANGEMENT(1)	AMOUNT OF THIRDPARTY PAYMENTS – PROPOSED EMPLOYMENT AGREEMENT(2)
3%	2%	Amounts up to $10,000,000	Amounts up to $19,200,000
2.4%	1.6%	$10,000,001 - $20,000,000	$19,200,001 - $44,200,000
1.8%	1.2%	$20,000,001 - $30,000,000	$44,200,001 - $69,200,000
1.2%	0.8%	$30,000,001 - $40,000,000	$69,200,001 - $94,200,000
0.6%	0.4%	Amounts above $40,000,000	Amounts above $94,200,000

(1)	Amounts include aggregate of all dividends returned to shareholders since Shareholder Return Bonus program was established in 2005. Includes $5.8 million dividend returned to shareholders on April 9, 2007 (the “2007 Dividend”). Shareholder Return Bonus payments of $174,600 and $116,400 were made to Mr. Marren and Mr. Mazzoni, respectively, for the 2007 Dividend.
(2)	Amounts include aggregate of all third party payments received by the Company pursuant to its intellectual property strategy from June 1, 2007 until October 1, 2013, excluding the “Replenishment Amount” as described below. Accordingly, the 2007 Dividend is not included.

In addition to adjusting the threshold amounts for the Shareholder Return Bonus as shown above, the Employment Agreements also provide that bonus payouts will become due on the earlier of the (i) distribution of funds to shareholders, whether by dividend or other special action to return funds to shareholders such as a share repurchase program (a “Distribution”), or (ii) six months and one day after the Company receives the third party payments, regardless of whether a Distribution to shareholders has occurred.

By way of example only, if the Company were to receive an additional $25,000,000 in third party payments following the date of this Annual Meeting of Shareholders, under the current arrangement, Mr. Marren and Mr. Mazzoni would receive Shareholder Return Bonuses of $555,600 and $370,400 respectively after such amounts were distributed to shareholders. Under the proposed arrangement, Mr. Marren and Mr. Mazzoni would be eligible to receive Shareholder Return Bonuses of $715,200 and $476,800 due on the earlier of (i) the date that such amounts were returned to shareholders in the form of a dividend or a special action such as a stock repurchase program, or (ii) six months and one day from receipt of the third party payments by the Company, subject to the exclusion of the “Replenishment Amount”, as described below.

The Employment Agreements provide that the amount of any third party payments, calculated on a pre-tax basis, upon which the Shareholder Return Bonus calculation is based (the “Bonusable Amount”) shall be reduced by the amount that the Company’s cash reserves at the time the payments are received are below $5,000,000 (the “Replenishment Amount”). For instance, in the above example, if the Company had only $1,000,000 in cash reserves at the time it received the $25,000,000 in third party payments, the Replenishment Amount of $4,000,000 would be subtracted from the third party payment and the Bonusable Amount upon which the Shareholder Return Bonus would be calculated would be $21,000,000 instead of $25,000,000.

Under the Employment Agreements, each of Mr. Marren and Mr. Mazzoni is entitled to receive the Shareholder Return Bonus as described above only if he is are employed by the Company at the time the bonus becomes payable. In the event that either executive is involuntarily terminated without “cause” or his employment is terminated for “good reason” or due to death or disability, he or his heirs will be entitled to certain post-termination payments based upon the amounts distributed to shareholders as detailed below.

Change of Control Bonus. Currently, Mr. Marren’s and Mr. Mazzoni’s compensation arrangements do not provide for severance or other payments in the event of a change of control, as is discussed further in the “Compensation Discussion and Analysis” section of this proxy statement, and the Shareholder Return Bonus program does not address the effect of a change of control. The Employment Agreements provide for “Change of Control Bonuses” to be paid to Mr. Marren and Mr. Mazzoni in the event of a change of control transaction while each executive is employed by the Company, provided that the executive signs an irrevocable general release of all claims against the Company. Upon such a change of control, the Shareholder Return Bonus program would immediately cease and Mr. Marren and Mr. Mazzoni would instead be entitled to receive a Change of Control Bonus.

The Change of Control Bonus is calculated as a percentage of the sum of “Net Proceeds.” Net Proceeds is defined in the Employment Agreements as the sum of (i) the aggregate amount of all Distributions to shareholders between June 1, 2007 and the earlier of the closing of the change of control transaction or October 1, 2013, and (ii) the gross proceeds payable to the Company and/or its shareholders pursuant to the change of control transaction, reduced by any debt of the Company extinguished in the transaction, all investment banking, accounting, legal and similar transaction-related fees incurred by the Company, and the Replenishment Amount, if applicable.

MARREN CHANGE OF CONTROL BONUS %	MAZZONI CHANGE OF CONTROL BONUS %	NET PROCEEDS(1)
3%	2%	Amounts up to $19,200,000
2.4%	1.6%	$19,200,001 - $44,200,000
1.8%	1.2%	$44,200,001 - $94,200,000
1.2%	0.8%	$94,200,001 - $119,200,000
0.6%	0.4%	Amounts above $119,200,000

(1)	Amount includes distributions to shareholders whether by dividend or other special action such as a stock repurchase program, regardless of whether or not a Shareholder Return Bonus has previously been paid on such distribution, but does not include third party payments upon which a Shareholder Return Bonus has previously been paid to the extent such third party payments were not distributed to shareholders. Also includes proceeds from change of control transaction as discussed above.

The Employment Agreements define a change of control transaction that triggers the Change of Control Bonus as: (i) acquisition of beneficial ownership of 50% or more of the Company’s voting power by a “person” as defined in the Securities Exchange Act of 1934, (ii) a sale of substantially all of the assets of the Company, (iii) a merger pursuant to which the voting securities of the Company convert to less than 50% of the voting securities of the surviving corporation, or (iv) a change in the composition of the Board so that fewer than a majority of the Board are directors who were (x) directors as of the date of this Annual Meeting, (y) elected with the vote of any shareholder who is a shareholder of record as of the date of this Annual Meeting; or (z) nominated or elected to the Board by the vote of a majority of directors who were not elected to the Board in connection with one of the transactions described in (i) through (iii) or in connection with an actual or threatened proxy contest.

Severance payments and benefits. Currently, the compensation arrangements with Mr. Marren and Mr. Mazzoni do not provide for severance payments or benefits in the event of termination other than as required by applicable law. The current Shareholder Return Bonus program also does not address the effect of a termination of employment. The Employment Agreements provide for the following severance payments and benefits to each of Mr. Marren and Mr. Mazzoni in the event that such executive is involuntarily terminated other than for “cause” or his employment is terminated for “good reason”:

•

Lump sum severance payment equal to the sum of (i) such executive’s then-current annual base salary, (ii) the Annual Discretionary Bonus awarded to such executive for the preceding year, and (iii) aggregate medical premium reimbursement payments made by the Company for such executive during the previous twelve months; and

•

Post-termination Shareholder Return Bonus when distributions are made—If, prior to the termination of employment, the Company has commenced or decided to commence legal action against a third party in pursuit of the Company’s intellectual property strategy but such legal action has not yet resulted in a Distribution to shareholders, Mr. Marren and Mr. Mazzoni will each be entitled to receive a portion of their Shareholder Return Bonus if and when distributions to shareholders are made.

The post-termination portion of the Shareholder Return Bonus that each executive is eligible to receive depends upon the status of the legal action as of the date of termination. If, as of the date of termination:

•

the Board has voted to commence legal proceedings against a third party but the Company has not yet filed a complaint or demand such third party, then the executive will be entitled to receive 20% of his Shareholder Return Bonus arising from such proceeding.

•	legal proceedings have commenced but settlement or judgment has not been finalized, then the executive will be entitled to receive 40% of his Shareholder Return Bonus arising from such proceeding.

•

final settlement or judgment has been reached but a distribution to shareholders has not yet occurred, then the executive will be entitled to 100% of his Shareholder Return Bonus arising from such proceeding.

Additionally, the Bonusable Amount upon which post-termination bonus payments would be made differs from Shareholder Return Bonuses made during employment, in that post-termination bonus amounts (i) are payable only if and when a Distribution has been made to shareholders, and (ii) are not subject to reduction due to a Replenishment Amount, if any.

Under the Employment Agreements, “cause” means (i) the executive is convicted of or pleas nolo contendere or guilty to any felony or any misdemeanor involving moral turpitude; (ii) the executive engages in conduct that constitutes gross neglect resulting in significant and demonstrable economic harm to the Company or gross misconduct resulting in significant and demonstrable economic harm to the Company; (iii) an act of personal dishonesty by the executive in connection with the executive’s responsibilities as an employee and intended to result in substantial personal enrichment of the executive; (iv) the executive’s material breach of the executive’s Proprietary Information and Inventions Agreement; and, (v) following delivery to the executive of a written demand for performance from the Company which describes the basis for the Company’s reasonable belief that the executive has not substantially performed the executive’s duties, continued violations by the executive of the executive’s obligations to the Company; provided, however, that failure of the executive to achieve certain results, such as the Company’s business plan, that is not the result of the executive’s dereliction of duty shall not constitute “Cause.”

Under the Employment Agreements, termination for “good reason” means if the executive terminates employment within thirty days of notice to the Company of (i) any material reduction in authority, duties or responsibilities, (ii) any material reduction in base salary, Discretionary Bonus opportunity or Shareholder Return Bonus opportunity, (iii) failure of any successor-in-interest to assume the Employment Agreement, or (iv) any act within one year after a change of control that constitutes a “constructive” termination under the laws of the California, if, in each case, the Company has failed to cure the condition described in such notice. To the extent that termination payments are made to the executive following termination after a change of control, such payments would be in addition to the change of control payments described above.

In the event that Mr. Marren or Mr. Mazzoni’s employment is terminated due to death or disability, the terminated executive or his heirs would be entitled to receive the post-termination portion of the Shareholder Return Bonus payments.

Section 280G of the Internal Revenue Code. In the event that the separation and other benefits provided for in the Employment Agreements or otherwise payable to Mr. Marren or Mr. Mazzoni constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (“the Code”) and would be subject to the excise tax imposed by Section 4999 of the Code, then each executive will receive that payment and/or those benefits in an amount which results in the largest after-tax payment and/or after-tax benefits to such executive.

Other provisions. The Employment Agreements also confirm the current employment arrangements pursuant to which Mr. Marren and Mr. Mazzoni are “at will” employees, are required to devote the equivalent of three full work days each week to the business of the Company and will not engage in activities competitive to the Company. Mr. Marren’s and Mr. Mazzoni’s current employment arrangements are discussed further in the “Compensation Discussion and Analysis” section of this proxy statement. Mr. Marren’s Employment Agreement provides that the Company shall continue to reimburse him for medical insurance premium payments capped at twice the amount per month paid in the month immediately preceding this Annual Meeting. Mr. Mazzoni’s Employment Agreement provides the Company shall reimburse him for monthly medical premium payments should he be unable to continue to receive coverage through his spouse’s medical insurance plan with the amount of the Company’s obligation subject to a cap equal to the cap on Mr. Marren’s medical insurance premium payments.

Effect of Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code generally limits the annual corporate deduction for compensation paid during the applicable year to certain executive officers to $1 million, unless the compensation qualifies as “performance-based” compensation under the Section 162(m) rules. To the extent compensation qualifies as “performance-based,” the employer company can deduct it without application of the $1 million limit established by Section 162(m).

One of the requirements of “performance-based” compensation under these tax rules is that the material terms of the performance goal(s) under which the compensation may be paid must be disclosed to and approved by the company’s shareholders. For purposes of Section 162(m), the material plan terms include the employees eligible to receive the compensation, a description of the performance goals upon achievement of which the compensation may be paid, and the maximum amount of compensation that can be paid to an employee under the plan if the performance goal is achieved. The Employment Agreements affect only (i) the amount by which compensation that can be paid with respect to the Shareholder Return Bonus program may exceed the amounts payable under the current arrangements as described above, (ii) the Change of Control Bonus which is not provided for under the current compensation arrangements, and (iii) severance benefits, including post-termination payments of the Shareholder Return Bonus. Shareholder approval of the Employment Agreements will be deemed to constitute approval only of the amounts payable under the Employment Agreement that would not be payable under the current compensation arrangements. However, shareholder approval of the Employment Agreements is only one of several requirements under Section 162(m) that must be satisfied for amounts payable under the Employment Agreements to qualify for the “performance-based” compensation exception under the rule, and submission of the Employment Agreements to shareholder approval cannot be a guarantee that any amounts paid under the Employment Agreements will in fact be deductible by OPTi.

Vote Required

The affirmative vote of a majority of the Votes Cast will be required to approve the Employment Agreements between the Company and each of Mr. Marren and Mr. Mazzoni.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE EMPLOYMENT AGREEMENTS.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

The primary objectives of our executive compensation plan are to:

•	align the financial interests of our executives with those of our shareholders;

•	motivate and retain the executive talent required to successfully implement our business strategy; and

•	provide incentives for achieving our short-term and long-term goals.

To achieve these objectives, our Compensation Committee establishes and reviews compensation packages for our executive officers on an annual basis, consisting of a combination of salary and cash bonus.

The Compensation Committee meets outside the presence of all of our executive officers to consider appropriate compensation for our CEO. For our other executive officer, the Compensation Committee meets outside the presence of all executive officers except our CEO.

The Compensation Committee considers the recommendations of management when establishing compensation for our executive officers, but relies upon its own judgment to determine each individual’s compensation. Factors that affect the Compensation Committee’s judgment include each individual’s performance and scope of responsibilities, as well as overall Company performance.

Elements of Executive Compensation

Executive compensation consists of the following elements:

Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, and taking into account the Company’s budget guidelines, labor market conditions, and competitive market compensation paid by other companies for similar positions. Base salaries are reviewed and adjusted annually, to realign salaries with market after taking into account individual responsibilities, performance and experience.

Annual Bonus. Bonus targets are based on a percentage of the executive’s base salary. The bonus plan allows the payment of up to 20% of the executive salary as a target bonus amount. The bonus is ordinarily paid in a single installment following the completion of a given fiscal year. The individual performance objectives tend to be keyed to the company’s goals in regards to licensing its intellectual property. During fiscal 2007, the Company achieved a substantial settlement in its patent infringement case against nVidia Corporation and made progress in its other legal efforts. The Compensation Committee set the annual bonuses for Mr. Marren and Mr. Mazzoni at 20% of their respective annual salaries.

Shareholder Return Bonus. Currently, the Company has a Shareholder Return Bonus program under which Mr. Marren and Mr. Mazzoni receive a percentage of all monies returned to the shareholders of the Company in the form of a dividend. The compensation ranges from 1% to 5% of the amount returned to the shareholders, dependent on the amount of money that the Company is able to return to the shareholders. See Proposal No. 4 above for further information on the current Shareholder Return Bonus Program. During fiscal 2007, the Company approved a dividend of $0.50 per share on its common stock. Mr. Marren and Mr. Mazzoni have been awarded $174,600 and $116,400 respectively under the Shareholder Return Bonus plan, equal to 3% and 2% of the amounts returned to shareholders, respectively.

Stock Options. The Company does not currently grant stock options to its Executive Officers, as it believes that the bonus programs better align the goals of management and the shareholders of the Company.

Other Compensation. All of our executives are eligible to participate in our employee benefit plans, including medical, dental and 401(k) plans. These plans are available to all employees and do not discriminate in favor of executive officers.

Employment Agreements. The Company presently does not have any written employment agreements with its Named Executive Officers. During fiscal 2007 the Compensation Committee determined that it would be appropriate to enter into employment agreements with Mr. Marren and Mr. Mazzoni, primarily in order to document the provisions of the Shareholder Return Bonus program, adjust certain of the payment thresholds and address program award payments under particular circumstances. As described in Proposal No. 4 above, the Board is recommending that the shareholders of the Company approve the employment agreements that the independent members of the Board have approved upon recommendation of the Compensation Committee.

Final Analysis. Our current strategic objectives for executive compensation are to compensate our executives fairly and competitively in return for their devoted efforts, and to avoid having the compensation program interfere with what the Company considers (a) an ongoing trend of meaningful progress toward achievement of OPTi’s business objectives and (b) its incentivized, dedicated, collaborative management environment that is already in place.

Summary Compensation Table

The following table sets forth information concerning compensation earned for services rendered to us by the Chief Executive Officer and the Chief Financial Officer for fiscal year 2007. Collectively, these are the “Named Executive Officers”.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards	Option Awards(2)	Non-Equity Incentive Plan Comp.(3)	Change in Pension Value and NQ Deferred Comp.	All Other Compen- sation		Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
Bernard T. Marren	2007	$143,125	24,000	—	—	$174,600	—	$10,694	(4)	$352,419
Chief Executive Officer (CEO)
Michael F. Mazzoni	2007	$100,250	16,800	—	—	$116,400	—	$7,023	(4)	$240,473
Chief Financial Officer (CFO)

(1)	Column (d) is used to record non-equity discretionary (non-performance based) bonuses made to our officers.
(2)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year for the fair value of stock options granted to each of the named executives, in 2007 as well as prior fiscal years, in accordance with FAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(3)	The amounts in column (g) reflect the cash awards under the Shareholder Return Bonus, which is discussed in further detail in the Compensation Discussion and Analysis under the heading “Shareholder Return Bonus.”
(4)	All Other Compensation consisted of the 50% Company match on 401(K) contributions.

Grants of Plan-Based Awards

There were no grants of stock or option awards to our Named Executive Officers during fiscal 2007. Mr. Marren and Mr. Mazzoni are participants in the Company’s Shareholder Return Bonus program which is a multi-year non-equity incentive plan. The Company established the plan and made Mr. Marren and Mr. Mazzoni participants in 2005 and the plan covered their performance during fiscal 2007, during which they earned payments under the plan which are reflected in the Summary Compensation Table above. However, no new awards were granted under the plan during fiscal 2007.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers as of March 31, 2007. All of such awards are stock options that were granted under the Company’s 1993 Stock Option Plan or 1995 Employee Stock Option Plan. These plans have terminated and no shares remain available for future grant.

	Option Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Option Grant Date(1)	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Un-Exercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price ($)	Option Ex- piration Date
Bernard T. Marren	12/21/1998	100,000	—	—	$4.63	12/21/2008
Chief Executive Officer (CEO)	5/29/1997	4,000			$7.50	5/29/2007

Michael F. Mazzoni	—	—	—	—	—	—
Chief Financial Officer (CFO)

(1)	For a better understanding of this table, we have included an additional column showing the grant date of the stock options.
(2)	Generally, awards issued under the 1993 Plan or 1995 Plan were subject to four-year vesting, and have a contractual term of 10 years. Awards vest at 1/48 of the award at the end of each month over a four year period.

Option Exercises and Stock Vested

No options were exercised or shares of common stock acquired upon vesting by our Named Executive Officers during the fiscal year ended March 31, 2007.

Pension Benefits

We did not have any plans providing for payments or other benefits at, following, or in connection with retirement to our Named Executive Officers (or any other employees) during fiscal 2007.

Nonqualified Deferred Compensation

We did not permit compensation deferral by our Named Executive Officers (or any other employees) during fiscal 2007.

Potential Payments Upon Termination or Change In Control

We do not have any arrangements with our Named Executive Officers providing for post-termination compensation. Severance and change-in-control arrangements for Mr. Marren and Mr. Mazzoni are included the employment agreements submitted to the shareholders for approval at this Annual Meeting pursuant to Proposal No. 4 above.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes information, as of March 31, 2007, relating to our equity compensation plans pursuant to which grants of options, restricted stock or other rights to acquire shares have been granted in the past and remain outstanding. OPTi presently does not have any equity compensation plans or agreements pursuant to which options or other rights to its securities may be granted.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	116,000	$4.50	—
Equity compensation plans not approved by security holders	—	—	—

Total	116,000	$4.50	—

COMPENSATION COMMITTEE REPORT

The Compensation Committee provided the following statement:

“The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and in the annual meeting proxy statement on Schedule 14A.”

Respectfully submitted,

Compensation Committee of the Board of Directors
Stephen Diamond, Chair
William Welling

June 25, 2007

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report and the following Audit Committee Report and the Comparative Stock Performance Graph shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

The Audit Committee provided the following statement:

“Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to monitor the integrity of the financial statements of the Company, oversee the independence of the Company’s independent auditors, and appoint and provide for the compensation of the independent auditors and to evaluate the performance of the independent auditors. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

“Management has the primary responsibility for the system of internal control and the financial reporting process. The independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

“In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	reviewed and discussed the audited financial statements with Company management;

•

discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees,” as amended by Statement of Auditing Standards No. 90, “Audit Committee Communications”;

•

reviewed the written disclosures and the letter from Ernst & Young LLP, required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the auditors their independence;

•

based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2007 Annual Report on Form 10-K for the fiscal year ended March 31, 2007, filed with the Securities and Exchange Commission; and

•	instructed the independent auditors that the Committee expects to be advised if there are any subjects that require special attention.”

Respectfully submitted,

Audit Committee of the Board of Directors

Kapil Nanda
William Welling
Stephen F. Diamond

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP has audited the Company’s consolidated financial statements since the Company’s inception. In accordance with standing policy, Ernst & Young LLP periodically changes the personnel who work on the audit.

Principal Accountant Fees and Services

The following table shows the fees paid or accrued by OPTi Inc. for the audit and other services provided by our auditors Ernst & Young LLP for fiscal year 2007 and 2006:

	2007	2006
Audit Fees(1)	$233,000	$132,000
Tax Fees(2)	19,000	28,000

Total	$252,000	$160,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements, and advice on accounting matters that arose during the audit.
(2)	Tax fees consisted primarily of income tax compliance and related services.

During fiscal 2007 and 2006, all services provided by Ernst & Young LLP were pre-approved by the Audit Committee.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

It is the responsibility of the Audit Committee to approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and the Rules and Regulations of the SEC, all professional services to be provided to the Company by its independent registered public accounting firm, provided that the Audit Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption.

It is the policy of the Company that the Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm, consistent with the criteria set forth in the Audit Committee Charter and applicable laws and regulations. The Committee may delegate to a member of the committee the authority to pre-approve such services, provided that the member shall report any decision on his part to pre-approve such services to the full Audit Committee at its next regular meeting. These services may include audit services, audit-related services, tax services, and other services. The independent registered public accounting firm and Company management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm pursuant to any such pre-approval.

PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, from March 28, 2002 through the Last Fiscal Year end (March 31, 2007) for OPTi Inc., the CRSP Index for Nasdaq Stock Market (U.S. Companies) (the “Nasdaq Index”) and the CRSP Index for Nasdaq Electronic Components and Accessories Stocks (the “Nasdaq Electronic Components and Accessories Index”). The graph assumes a $100 investment made at the beginning of the respective period and reinvestment of all dividends in the Nasdaq Index and the Nasdaq Electronic Components and Accessories Index. Note that historic stock price performance is not necessarily indicative of future stock price performance.

Comparison of Five-Year Cumulative Total Returns

Performance Graph for

OPTi Inc.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares of stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope that has been enclosed.

FOR THE BOARD OF DIRECTORS

/s/ MICHAEL MAZZONI
Michael Mazzoni
Secretary

APPENDIX A

AUDIT COMMITTEE CHARTER

Amended and Restated by the Board of Directors of OPTi Inc.

February 17, 2004

Purpose

The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of OPTi Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Rules and Regulations (the “Regulations”) of the Securities and Exchange Commission (the “Commission”) under the Exchange Act, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1.    Appoint and provide for the compensation of the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

2.    Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3.    Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4.    Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

5.    Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

6.    Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the Commission or in any public disclosure or release.

7.    Review the management letter delivered by the independent auditor in connection with the audit.

8.    Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report.

9.    Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee or a member of the Committee who is a financial expert.

10.    Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

11.    Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

12.    Review the scope and results of internal audits, if any.

13.    Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

14.    Conduct or authorize such inquiries into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

15.    Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

16.    At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

17.    Prepare the Committee report required by the Regulations to be included in the Company’s annual proxy statement.

18.    Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19.    Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and the Regulations, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

20.    Review and approve all related party transactions.

A-2

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1.    Perform each of the responsibilities of the Committee described above.

2.    Appoint a chair of the Committee, unless a chair is designated by the Board.

3.    Engage independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4.    Cause the officers of the corporation to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

A-3

APPENDIX B

NOMINATING COMMITTEE CHARTER

Adopted by the Board of Directors of OPTi Inc.

February 17, 2004

Purpose

The purpose of the Nominating Committee (the “Committee”) of the board of directors (the “Board”) of OPTi Inc. (the “Company”) is to identify individuals qualified to serve as members of the Board of the Company, and recommend nominees for election as directors of the Company.

Composition

The Committee shall be composed of two or more directors, as determined by the board of directors, each of whom shall satisfy the requirements of Nasdaq.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1.    Identify and evaluate individuals, including individuals proposed by shareholders, qualified to serve as members of the Board, and recommend nominees for election as directors of the Company at the next annual or special meeting of stockholders at which directors are to be elected, and identify, evaluate and recommend to the Board individuals to fill any vacancies or newly created directorships that may occur between such meetings.

2.    Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

3.    Annually review and reassess this Charter and, if appropriate, recommend changes to the Board.

4.    Perform such other duties and responsibilities as may be assigned to the Committee by the Board.

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1.    Perform each of the responsibilities of the Committee described above.

2.    Delegate such of its authority and responsibilities as the Committee deems proper to members of the Committee or a subcommittee.

3.    Appoint a chair of the Committee, unless a chair is designated by the Board.

4.    Engage and terminate search firms, independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities, and approve the fees and other terms of retention of any such search firms, independent counsel and other advisers.

5.    Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to any search firm or other advisers engaged by the Committee.

APPENDIX C

FORM OF INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”), dated as of                     , 2007, is made by and between OPTi Inc., a California corporation (“Company”), and                      (“Indemnitee”), a [director] [and/or] [officer] of the Company.

Whereas, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers of the Company or directors on the Company’s Board of Directors (“Board”) and to indemnify its directors and officers so as to provide them with the maximum protection permitted by law.

Whereas, the Company desires that Indemnitee continue to serve as a director and/or officer of the Company.

NOW, THEREFORE, the Company and Indemnitee agree as follows:

1.	Definitions.

1.1.	Agent. For the purposes of this Agreement, “agent” of the Company means any person who is or was a director or officer of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interest of the Company or a subsidiary of the Company as a director or officer of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or an affiliate of the Company. The phrase “is or was serving at the request of, for the convenience of, or to represent the interest of the Company … or other enterprise” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any Company employee benefit plan, its participants, or beneficiaries

1.2.	Company. For purposes of this Agreement, references to the “Company” shall include, in addition to OPTi Inc., any predecessor in interest or any successor-in-interest, regardless of how the successor-in-interest became a successor-in-interest, including by consolidation, merger or any other type of transaction.

1.3.	Expenses. For purposes of this Agreement, “expenses” includes all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related disbursements and other out-of-pocket costs) actually and reasonably incurred by the Indemnitee in connection with the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification or advancement of expenses under this Agreement.

1.4.	Proceeding. For the purposes of this Agreement, “proceeding” means any threatened, pending or completed action, suit, investigation or other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever.

1.5.	Subsidiary. For purposes of this Agreement, “subsidiary” means any corporation of which more than fifty percent (50%) of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more of its subsidiaries or by one or more of the Company’s subsidiaries.

2.	Directors and Officers Insurance. The Company shall, to the extent that the Board, in its sole and absolute discretion, determines it to be economically reasonable, maintain a policy of directors and officers liability insurance (“D&O Insurance”), on such terms and conditions as may be approved by the Board.

3.	Mandatory Indemnification. Subject to the other terms of this Agreement, the Company shall indemnify the Indemnitee as follows:

3.1.

Third Party Actions. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company and had no reasonable cause to believe his conduct was unlawful.

3.2.	Derivative Actions. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, against any amounts paid in settlement of any such proceeding and all expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company; except that no indemnification under this subsection shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction due to willful misconduct of a culpable nature in the performance of his duty to the Company, unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the court shall deem proper.

3.3.	Exception for Amounts Covered by Insurance. Notwithstanding the foregoing, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) to the extent such have been paid directly to the Indemnitee by D&O Insurance.

3.4.	Scope. Except as specifically provided otherwise in this Agreement, the Company shall indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Articles of Incorporation, the Company’s Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a California corporation to indemnify a member of its Board, such changes thereafter, shall be automatically within the purview of Indemnitee’s rights and Company’s obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a California corporation to indemnify a member of its Board, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties’ rights and obligations under this Agreement.

4.	Partial Indemnification and Contribution.

4.1.	Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a proceeding but is not entitled, however, to indemnification for all of the total amount thereof, then the Company shall nevertheless indemnify the Indemnitee for the total amount, except as to the portion of the amount as to which the Indemnitee is not entitled to indemnification.

4.2.

Contribution. If the Indemnitee is not entitled to the indemnification provided in this Agreement for any reason other than the statutory limitations set forth in applicable law, then in respect of any threatened, pending or completed proceeding in which the Company is jointly liable with the Indemnitee (or could be liable if joined in such proceeding), the Company shall contribute to the amount of expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by the Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and the Indemnitee on the other hand from the transaction from which the proceeding arose and (ii) the relative fault of the Company on the one hand and of the Indemnitee on the other hand in connection with the events which resulted in the expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnitee on the other hand shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations set forth in this Section.

5.	Mandatory Advancement of Expenses.

5.1.	Advancement. Subject to the other terms of this Agreement and except as prohibited by law, if requested by the Indemnitee in writing, the Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company or by reason of anything done or not done by him in any capacity as an agent (an “Expense Advance”).

5.2.	Undertaking. The Indemnitee shall promptly repay to the Company all amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company under the provisions of this Agreement, the Articles of Incorporation or Bylaws of the Company, the Law or otherwise.

5.3.	Procedure. Any indemnification provided for in this Agreement shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee for advancement of expenses. If a request for advancement or claim under this Agreement, under any statute, or under any provision of the Company’s Articles of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company in the Court of the State of California (the “California Court”) to recover the unpaid amount of the requested advancement and/or claim and, subject to the terms of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys’ fees) of bringing such action. It shall be a defense to any action by Indemnitee (other than an action brought to enforce a claim for expenses incurred in connection with any action or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving this defense shall be on the Company, and Indemnitee shall be entitled to receive interim Expense Advances pursuant to Section 5.1 and this Section 5.3 unless and until the defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties’ intention that if the Company contests Indemnitee’s right to indemnification, the question of Indemnitee’s right to indemnification shall be for the court to decide. Notwithstanding the foregoing, the obligation of the Company to make an Expense Advance shall be subject to the condition that the Company receives an undertaking that, if, when and to the extent that a California Court determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid.

6.	Notice and Other Indemnification Procedures.

6.1.	Notice of Claim(s) Potentially Subject to Indemnification. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or might be sought under this Agreement. Notice to the Company shall be directed to the Chairman of the Board of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee), or if the Chairman of the Board is seeking indemnification, then notice shall be sent to all other then serving Board members. In addition, Indemnitee shall give the Company information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

6.2.	Notice to D&O Insurance Carrier. If, at the time of the receipt of a notice of the commencement of a proceeding potentially covered by this Agreement, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause the insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of the proceeding in accordance with the terms of the D&O Insurance policies.

6.3.	Assumption of Defense. In the event the Company shall be obligated to advance the expenses for any proceeding against the Indemnitee, the Company, if appropriate, (a) shall be entitled to participate therein at its own expense and (b) jointly with any other indemnifying party shall be entitled to assume the defense of the proceeding, with counsel selected by the Board of Directors and approved by the Indemnitee (which approval shall not be unreasonably withheld), upon the delivery to the Indemnitee of written notice of its election to do so. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that: (a) the Indemnitee shall have the right to employ his or her own counsel in any proceeding at the Indemnitee’s expense, including, without limitation, counsel that serves in a review, observer, advice and counseling capacity and does not otherwise materially control or participate in the defense of such proceeding; and (b) if (i) the employment of counsel by the Indemnitee at Company’s expense has been previously authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any defense or (iii) the Company shall not, in fact, have employed counsel to assume the defense of the proceeding, then the fees and expenses of the Indemnitee’s counsel shall be at the expense of the Company.

7.	Exceptions. Notwithstanding any other term in this Agreement, the Company shall not be obligated to indemnify Indemnitee under this Agreement in the following circumstances:

7.1.	Claims Initiated by Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings specifically authorized by the Board or brought to establish or enforce a right to indemnification and/or advancement of expenses arising under this Agreement, the charter documents of the Company or any subsidiary or any statute or law or otherwise, but indemnification or advancement of expenses may be provided by the Company in specific cases if the Board finds it to be appropriate; or

7.2.	Unauthorized Settlements. To indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a proceeding unless the Company consents in advance in writing to the settlement, which consent shall not be unreasonably withheld; or

7.3.

Misconduct. To indemnify the Indemnitee in connection with any proceedings or claims made on account of Indemnitee’s conduct (a) which has been finally adjudicated by a court of competent jurisdiction to constitute a breach of Indemnitee’s duty of loyalty to the Company or its shareholders or an act or omission which involves intentional misconduct or knowing violation of the law, or (b) in connection to which the Indemnitee has entered a plea of guilty to a felony.

7.4.	Securities Law Actions. To indemnify the Indemnitee on account of any suit in which judgment is rendered against the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or

7.5.	Unlawful Indemnification. To indemnify the Indemnitee if a final decision by a court having jurisdiction in the matter shall determine that indemnification is not lawful.

7.6.	Government Agency Positions. To indemnify the Indemnitee if a government agency with authority over Company takes the position and/or advises that indemnification is against public policy or unlawful, unless and until a court of competent jurisdiction determines that indemnification of Indemnitee is lawful. In this respect, the parties have been advised that the United States Securities and Exchange Commission takes the position that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication. The parties also acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers or other advisors under this Agreement or otherwise.

7.7.	Company’s Obligation to Follow the Law. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law or in violation of any agency position that indemnification is against public policy. The Company’s inability, pursuant to court order, the law, or government agency position, to perform its obligations under this Agreement shall not constitute a breach of this Agreement.

8.	Extent of Agreement. The Company shall indemnify Indemnitee to the fullest extent permitted by law.

9.	Non-Exclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company’s Articles of Incorporation or Bylaws, the vote of the Company’s shareholders or disinterested directors, other agreements or otherwise, both as to action in the Indemnitee’s official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee’s rights under this Agreement shall continue after the Indemnitee has ceased acting as an agent of the Company.

10.	General Provisions.

10.1.	Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, then: (a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby (the Company shall indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have invalidated); and (b) to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

10.2.	Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by all parties to this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, nor shall such waiver constitute a continuing waiver.

10.3.	Subrogation. In the event of full payment under this Agreement, the Company shall be subrogated to the extent of the payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and shall do all acts that may be necessary or desirable to secure the rights and to enable the Company effectively to bring suit to enforce the rights.

10.4.	Signatures and Counterparts. This Agreement may be executed by facsimile signature or by signature which is scanned and emailed, in one or more counterparts, all of which taken together shall constitute one original document.

10.5.	Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee’s estate, heirs, legal representatives and assigns.

10.6.	Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given: (a) if delivered by hand and signed for by the party addressee; or (b) if mailed by certified or registered mail, with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement or as subsequently modified by written notice.

10.7.	Governing Law. This Agreement and the legal relations among the parties shall be governed exclusively by and construed and enforced according to the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

10.8.	Consent to Jurisdiction. The Company and the Indemnitee each irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding that arises out of or relates to this Agreement.

10.9.	Assignment. Indemnitee may not assign this Agreement, any part of this Agreement, nor any rights or obligations arising out of or related to this Agreement. Company, in its reasonable discretion, may assign this Agreement at any time, provided, however, that Company or its assignee will remain liable for the Company’s full obligations under this Agreement.

10.10.	Headings. Headings in this Agreement are for convenience only and shall not be used in any manner in the interpretation of this Agreement.

10.11.	Change in Domicile. In the event that the Company changes its domicile to a jurisdiction other than the State of California, all references herein to the state of domicile and governing law shall be deemed automatically changed from California to the new jurisdiction of domicile upon the effective date of such change.

IN WITNESS WHEREOF, the parties enter into this Indemnification Agreement effective as of the date first written above.

OPTI INC.	INDEMNITEE:

By:	By:
Name:	Name:
Title:	Title:
Address:	Address:

APPENDIX D

EMPLOYMENT AGREEMENT

This Employment Agreement (“Agreement”) is entered into as of              , 2007 (“Effective Date”) between Opti Inc., a California corporation (“Company” or “Opti”), and Bernard T. Marren (“Executive”).

Whereas, the Company has employed Executive for more than five years as its Chief Executive Officer and for more than five years Executive has served as the Chairman of the Board of the Company’s Board of Directors;

Whereas, the Company desires to enter into an Employment Agreement with Executive on the terms set forth below;

Whereas, Executive desires to enter into an Employment Agreement with the Company on the terms set forth below;

Whereas, the Company and Executive intend that this Employment Agreement shall fully and completely supersede all other written and/or oral agreements between them, except for that/those agreement(s) specifically referenced in this Agreement.

Now Therefore, in consideration of the terms and conditions set forth in this Agreement, the sufficiency of which are hereby acknowledged, the Company and Executive agree as follows:

1. Position. The Company will employ Executive at the Company’s headquarters in Palo Alto, California, and Executive will serve the Company as its Chief Executive Officer. Executive will also be appointed as a member of Company’s Board of Directors (“Board”) and may serve as the Chairman of the Company’s Board. Executive will report directly to the Company’s Board. Unless otherwise requested in writing by the Board, on or before Executive’s employment termination date, Executive shall resign from the Board of Directors and deliver to the Board a letter confirming Executive’s resignation from the Board.

2. Duties. Executive shall have overall day-to-day management responsibility for the Company, including without limitation, those duties and responsibilities as may from time to time be assigned to Executive by the Company’s Board of Directors.

3. Service. Executive shall devote the equivalent of three full work days each week to the business and affairs of the Company. While Executive is employed by the Company, Executive shall not directly or indirectly, engage, invest or participate in any business that is competitive in any manner with the business of the Company. Executive’s non-Opti-related activities (x) shall not interfere with or conflict in any way with Executive’s responsibilities to the Company and (y) shall be secondary to Executive’s Company responsibilities. Executive may join the board of directors or advisory boards of other entities only with the consent of the Company’s Board, which consent shall not be unreasonably withheld. Executive shall comply with and be bound by the Company’s operating policies, procedures and practices that are from time to time in effect during the term of Executive’s employment.

4. At Will Employment. Executive’s employment is at will. Executive’s employment is terminable by either the Company or Executive at any time, with or without cause, for any reason or no reason, and with or without notice.

5. Executive’s Representations. Executive represents and warrants that Executive is free to enter into and fully perform this Agreement and the agreements referenced in this Agreement without breach or violation of any agreement or contract to which Executive is a party or by which Executive is bound. Executive further represents and warrants that Executive has had an opportunity to fully discuss and review the terms of this agreement with an attorney of Executive’s choosing. Executive represents and warrants that he has carefully read this Agreement, understands the contents of this Agreement, and freely and voluntarily agrees to all of the terms and conditions of this Agreement.

6. Compensation and Benefits.

6.1 Base Salary. The Company shall pay Executive an annual salary (“Base Salary”) of one hundred fifty seven thousand dollars ($157,000) per year, or in the event Executive works part of a year, a pro rata amount of the Base Salary. Executive’s Base Salary will be payable as earned in equal installments in accordance with the Company’s customary payroll practice.

6.2 Discretionary Bonus. Executive is eligible for a yearly discretionary bonus (“Discretionary Bonus”) of up to twenty percent (20%) of Executive’s Base Salary. The payment of any Discretionary Bonus is at the sole discretion of the Company’s Board. The Company’s Board will determine whether it will pay a Discretionary Bonus for the applicable year based on the Board’s view of the Company’s progress on its intellectual property strategy for the applicable year.

6.3 Shareholder Return Bonus.

(a) Executive will receive a bonus (“Shareholder Return Bonus” or “SRB”) each time the Company Distributes funds to its shareholders, where the funds distributed come from third party payments (“TPP”) received by Company as a result of the Company’s intellectual property strategy, providing that Executive is an employee of the Company at the time of distribution of the funds and further providing that no Change of Control has occurred. TPP may be generated only by litigation, dispute settlement, or licensing. Executive’s Shareholder Return Bonus will be a percentage of the applicable portion of the aggregate amount of TPP Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013 (“Bonusable Amount”) and will be paid according to the schedule below, providing that Executive is an employee of the Company at the time the Bonusable Amount is Distributed and further providing that no Change of Control has occurred. The Company will pay Executive the following Shareholder Return Bonus during the time period:

(i) Three percent (3%) of the first $19,200,000 of Bonusable Amount Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(ii) Two point four percent (2.4%) of any Bonusable Amount between $19,200,001 – $44,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(iii) One point eight percent (1.8%) of any Bonusable Amount between $44,200,001 – $94,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(iv) One point two percent (1.2%) of any Bonusable Amount between $94,200,001 –$119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013; and,

(v) Zero point six percent (0.6%) of any Bonusable Amount of over $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013.

(b) The parties intend that the Bonusable Amount shall increase as the Company makes Distributions from TPP to its shareholders. By way of explanation only, in the event the Company has previously Distributed $18,000,000 on which a Shareholder Return Bonus has been paid, and then, in a new Distribution, the Company Distributes $20,000,000, the Shareholder Return Bonus on the new Distribution is: $487,200 calculated as follows $487,200 = (.03 x 1,200,000) + (.024 x 18,800,000).

(c) Notwithstanding any other term in this Agreement, if the Company’s cash reserves are less than $5,000,000, the Bonusable Amount shall not include any pre-tax amounts (“Pre-Tax Amounts”)

collected from the Company’s intellectual property strategy which are used to replenish the Company’s cash reserves to $5,000,000 (the difference between the Pre-Tax Amounts and the Company’s cash reserves on the date a TPP is received is referred to in this Agreement as the, “Replenishment Amount”). By way of example only, if the Company’s cash reserves are at $1,000,000 at the time the Company receives a $14,000,000 settlement arising from its intellectual property strategy, then (i) the pre-tax amount of the settlement which results in the Company receiving $4,000,000 in post-tax funds shall not be part of the Bonusable Amount and (ii) the remainder of the settlement shall be part of the Bonusable Amount.

(d) Notwithstanding any other term in this Agreement, in the event that TPP consist of non-cash consideration and the Company Distributes the non-cash consideration, then the Company, at its sole and absolute discretion, may pay the Shareholder Return Bonus (i) in the applicable percentage of the non-cash consideration, or (ii) in the applicable percentage of the fair market value of the non-cash consideration on the date of the Distribution. All fair market value determinations shall be made by the Company’s Board of Directors (“Board”), and the Board’s fair market determination shall be final, binding and conclusive.

(e) Notwithstanding any other term in this Agreement, the Bonusable Amount shall not include, and no Shareholder Return Bonus will be paid on, all money, funds or other assets owned by or under control of the Company’s on the Effective Date regardless of whether or not these amounts are distributed to the Company’s shareholders.

(f) Except as set forth in § 6.3(g), Shareholder Return Bonuses are earned only when the Distribution of the non-SRB portion of the Bonusable Amount is final. Notwithstanding any other term in this Agreement, Executive’s right to receive a Shareholder Return Bonus terminates on Executive’s employment termination date. No Shareholder Return Bonus shall be paid after Executive’s employment terminates. Nothing in this paragraph is intended to negate the provisions of § 12.2 below in the event the required conditions for payments under § 12.2 below are met.

(g) Notwithstanding any other term of this Agreement, in the event Executive is employed by the Company and in the event the Company determines not to Distribute any TPP it receives from its intellectual property strategy, then the dollar value of the Distribution on the TPP at issue that the Company could reasonably make, taking into account all reductions/deductions for taxes, expenses and the Replenishment Amount, on the day that is six months and one day after the Company receives the TPP at issue, shall be deemed to be the Bonusable Amount. Executive shall receive Executive’s Shareholder Return Bonus on this Bonusable Amount according to the schedule set forth in this § 6.3 above, providing that no further Shareholder Return Bonus shall be payable on any portion of the applicable TPP, and further providing that the Company shall have at least six months from the date the Company receives a TPP to determine whether or not to Distribute any of the TPP or Bonusable Amount. In the event that part or all of the TPP at issue in this § 6(g) consist of non-cash consideration, then the Company’s Board shall determine the fair market value of the TPP on the date which is six months and one day after the Company receives the TPP at issue, and the Board’s fair market value determination shall be used in the determination of the amount deemed to be the Bonusable Amount. The Board’s fair market determination shall be final, binding and conclusive.

(h) Notwithstanding any other term in this Agreement, the amount deemed the Bonusable Amount pursuant to § 6.3(g) shall not include any amounts that the Company would pay in taxes, expenses or other payments had it made a Distribution on the date that is six months and one day after the Company receives the TPP at issue.

6.4 Change of Control Bonus.

(a) Notwithstanding any other term in this Agreement, in the event of a Change of Control while Executive is employed by the Company (i) Executive’s right to receive Shareholder Return Bonuses shall immediately terminate and (ii) Executive shall not receive and shall not have any future right to receive any Shareholder Return Bonus on any Bonusable Amount and/or TPP in the possession of, or under the control of the Company.

(b) In the event of a Change of Control while Executive is employed by the Company and contingent on Executive signing an irrevocable general release of all claims (“Release”) which shall be in a form and in language chosen by and provided by the Company at the Company’s sole discretion, the Company shall pay Executive a Change of Control Bonus (“Change of Control Bonus”) based on the Net Proceeds payable to the Company and/or the stockholders of the Company as follows:

(i) Three percent (3%) of the first $19,200,000 in Net Proceeds;

(ii) Two point four percent (2.4%) of any Net Proceeds between $19,200,001 – $44,200,000;

(iii) One point eight percent (1.8%) of any Net Proceeds between $44,200,001 – $94,200,000;

(iv) One point two percent (1.2%) of any Net Proceeds between $94,200,001 – $119,200,000; and,

(v) Zero point six percent (0.6%) of any Net Proceeds over $119,200,000.

6.5 Medical Premium Payment. The Company will reimburse Executive for the monthly medical insurance premiums incurred by Executive, providing that monthly reimbursement payments under this § 6.5 will be capped at twice the monthly premium reimbursement payment paid to Executive in the month immediately preceding the Effective Date.

6.6 Additional Benefits. Executive will be eligible to participate in the Company’s employee benefit plans of general application as they may exist on the Effective Date in accordance with the rules established for individual participation in any such plan and applicable law. Executive will receive such other benefits, including vacation, holidays and sick leave, as Company generally provides to its employees holding similar positions as that of Executive. The Company, in its sole discretion, may change or otherwise modify the benefits offered in this Agreement in the reasonable course of the Company’s business.

7. Definitions.

7.1 Cause. For purposes of this Agreement, “Cause” shall mean (i) Executive is convicted of or pleas nolo contendere or guilty to any felony or any misdemeanor involving moral turpitude; (ii) Executive engages in conduct that constitutes gross neglect resulting in significant and demonstrable economic harm to the Company or gross misconduct resulting in significant and demonstrable economic harm to Opti; (iii) an act of personal dishonesty by Executive in connection with Executive’s responsibilities as an employee and intended to result in substantial personal enrichment of Executive; (iv) Executive’s material breach of Executive’s PIIA; and, (v) following delivery to Executive of a written demand for performance from the Company which describes the basis for the Company’s reasonable belief that Executive has not substantially performed Executive’s duties, continued violations by Executive of Executive’s obligations to the Company; provided, however, that failure of Executive to achieve certain results, such as the Company’s business plan, that is not the result of Executive’s dereliction of duty shall not constitute “Cause.” With respect to curable actions or curable failures to act, Executive’s employment shall not be terminated for “Cause” for (ii) above unless written notice stating the basis for the termination is provided to Executive, Executive is given fifteen (15) days after receipt of the notice to cure the neglect or conduct that is the basis of the claim.

7.2 Change of Control. For purposes of this Agreement “Change of Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all the Company’s assets or its business; (iii) the consummation of a merger, reverse merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who (A) are directors of the Company as of the Effective Date, or (B) are elected with the vote of any shareholder that is a shareholder of record as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii), or (iii) above, or in connection with an actual or threatened proxy contest relating to the election of directors to the Company.

7.3 Disability. For purposes of this Agreement, “Disability” shall mean that the Executive has been unable to perform Executive’s duties as an employee of the Company (or any subsidiary thereof that employs the Executive at such time) and such inability is determined by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive’s legal representative (the agreement as to acceptability not to be unreasonably withheld). Termination resulting from Disability may only be effected after at least 30 days’ written notice by the Company (or any subsidiary of the Company that employs the Executive at the time) of its intention to terminate the Executive’s employment.

7.4 Distributes, Distributed, Distribution. For purposes of this Agreement, “Distributes” “Distributed” and/or “Distribution” means the Company issuing a dividend or special dividend or taking other corporate action, including a successful stock repurchase program, the primary purpose of which is to distribute funds to the Company’s shareholders.

7.5 Good Reason. For purposes of this Agreement, “Good Reason” shall mean, without Executive’s written consent: (i) any material reduction in Executive’s authority, duties or responsibilities; (ii) any material reduction in Executive’s base salary, Discretionary Bonus opportunity or Shareholder Return Bonus opportunity; (iii) the failure of any successor-in-interest to assume all of the obligations of the Company under this Agreement; or (iv) within one year following a Change of Control only, any act which constitutes a constructive termination under the laws of California. Notwithstanding any other term in this Agreement, Good Reason shall not exist unless Executive terminates Executive’s employment after thirty days written notice by Executive to the Company which describes the basis for Executive’s reasonable belief that the Company has caused the events listed in (i) – (iv) above, and the Company has not cured the listed events. If the Company cures, Good Reason shall not exist. Executive’s death or Disability shall not terminate the right of Executive’s estate or heirs to assert Good Reason if such right existed at the time of Executive’s death or Disability.

7.6 Net Proceeds. For purposes of this Agreement, “Net Proceeds” means the sum of X and Y, where X equals the aggregate amount of TPP Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013 or the closing date of the Change of Control transaction, whichever is earlier, and Y equals the gross proceeds payable to the Company and/or its shareholders of the Company reduced by any debt the Company extinguishes in connection with the Change in Control, investment banking fees, legal and accounting fees, taxes of any kind, and any other transaction-related fees associated with the transaction that are paid from the proceeds of the transaction before distribution to the Company and/or the Company’s shareholders. Notwithstanding any other term in this Agreement, in the event that the gross proceeds payable to the Company consist in whole or in part of non-cash consideration, then the Company, at its sole and absolute discretion, may pay the applicable Change in Control Bonus in the applicable percentage (i) of the non-cash consideration, or (ii) of the fair market value of the non-cash consideration on the date the non-cash consideration is paid to the Company and/or its shareholders. All fair market value determinations shall be made by the Company’s Board of Directors, and the Board’s fair market determination shall be final, binding and conclusive. Notwithstanding any other term in this Agreement, if the Company’s cash reserves are less than $5,000,000 at the time of the Change of Control then Net Proceeds shall be reduced by the difference between Pre-Tax Amount and the amount of the Company’s cash reserves on the closing date of the transaction.

8. Expenses. The Company shall reimburse Executive for all reasonable and necessary expenses incurred by Executive in connection with the Company’s business, provided that the expenses are in accordance with applicable policy set by the Board and are properly documented and accounted for in accordance with the policy of the Company and with the requirements of the United States Internal Revenue Service.

9. Reimbursement for Legal Review of Employment Agreement. The Company shall pay the reasonable out-of-pocket legal fees and expenses incurred by the Executive in connection with the negotiation and preparation of this Agreement, up to a maximum amount of $5,000. Executive shall properly document and account for all out-of-pocket expenses for which Executive seeks reimbursement pursuant to this § 9.

10. Proprietary Rights. Executive reconfirms Executive’s acceptance of and that he continues to be fully bound by the Proprietary Information and Inventions Agreement, attached as Exhibit 1 to this Agreement, which Executive entered into on May 18, 1998 (“PIIA”). The PIIA remains in full force and effect and shall survive the termination of Executive’s employment and/or service to the Company.

11. Indemnification Agreement. The Company and Executive shall enter into an indemnification agreement substantially similar to or the same as the indemnification agreement the Company enters into with other members of the Company’s Board, providing the Board and shareholders approve the proposed indemnification agreement.

12. Termination of Employment and Separation Benefits.

12.1 The Company’s Termination of Executive for Cause or Executive’s Termination Without Good Reason. In the event that Executive’s employment is terminated by the Company for Cause or Executive terminates Executive’s employment without Good Reason, Executive shall receive only payment for worked performed until Executive’s termination and accrued but unused vacation time in accordance with California law. Executive shall receive no additional payments or benefits from the Company. Notwithstanding any other term in this Agreement, after the termination of Executive’s employment, Executive shall not receive, nor be entitled to receive any payment arising from or related to the Shareholder Return Bonus, Change of Control Bonus, Discretionary Bonus, or any other Company bonus or benefit play.

12.2 Company’s Termination of Executive Without Cause or Executive’s Termination for Good Reason.

(a) If Executive is terminated by the Company without Cause, or Executive terminates Executive’s employment for Good Reason, whether or not Executive signs a Release, Executive shall receive payment for worked performed until Executive’s termination and accrued but unused vacation time in accordance with California law.

(b) The separation benefits described in this subsection are in addition to the payments described in § 12.2(a) above and are contingent on Executive entering into a Release which shall be in a form and in language chosen by and provided by the Company at the Company’s sole discretion. If Executive does not enter into the Release, Executive shall not receive any of the benefits set forth in this § 12.2(b) and Executive’s termination shall be deemed to be a termination by Executive without Good Reason. In addition to the payments described in § 12.2(a) above and contingent on Executive entering into a Release, if Executive is terminated without Cause, or Executive terminates Executive’s employment for Good Reason, then the Company shall pay Executive, in one lump sum (i) one year of Executive’s then current Base Salary; (ii) the Discretionary Bonus Executive received in the immediately preceding year; (iii) the aggregate medical premium reimbursements payments Company made to Executive over the preceding twelve (12) months. In addition, Executive shall receive payment(s) at the time of Distribution to the shareholders as follows:

(i) For the applicable portion of the Bonusable Amount received from entities (“Level 1-Entities”) against which, as of Executive’s employment termination date, the Company’s Board has voted to begin legal (whether by arbitration or litigation) proceedings, but against which the Company has not filed a Complaint or Arbitration Demand, the Company shall pay Executive:

(1) Zero point six percent (0.6%) of the first $19,200,000 of Bonusable Amount Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(2) Zero point four eight percent (0.48%) of any Bonusable Amount between $19,200,001 – $44,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(3) Zero point three six percent (0.36%) of any Bonusable Amount between $44,200,001 – $94,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(4) Zero point two four percent (0.24%) of any Bonusable Amount between $94,200,001– $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013; and,

(5) Zero point one two percent (0.12%) of any Bonusable Amount over $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013.

Executive shall not receive any other payments of any kind arising out of or related to Level 1-Entities.

(ii) For the applicable portion of the Bonusable Amount received from entities (“Level 2-Entities”) against which, as of Executive’s employment termination date, the Company has filed a Complaint or Arbitration Demand but with respect to which (x) the Company has not entered into an executed settlement agreement, or (y) the Company has not received a Final Unappealable Judgment against the entity, the Company shall pay Executive as follows:

(1) One point two percent (1.2%) of the first 19,200,000 of Bonusable Amount Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(2) Zero point nine, six percent (0.96%) of any Bonusable Amount between $19,200,001 – $44,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(3) Zero point seven, two percent (0.72%) of any Bonusable Amount between $44,200,001 – $94,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(4) Zero point four, eight percent (0.48%) of any Bonusable Amount between $94,200,001 – $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013; and,

(5) Zero point two, four percent (0.24%) of any Bonusable Amount over $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013.

Executive shall not receive any other payments of any kind arising out of or related to Level 2-Entities.

For purposes of this Agreement, “Final Unappealable Judgment” shall mean a Judgment of a court of competent jurisdiction which is final, which cannot be appealed and which cannot be reviewed, and as to which all possible avenues of judicial appeal or judicial review, including without limitation writ or other special review, have been completely exhausted.

(iii) For the applicable portion of the Bonusable Amount received from entities (“Level 3-Entities”) (x) with which the Company has entered into an executed settlement agreement as of the employment termination date, or (y) against which the Company has received a Final Unappealable Judgment as of the employment termination date, the Company shall pay Executive as follows:

(1) Three percent (3%) of the first $19,200,000 of Bonusable Amount Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(2) Two point four percent (2.4%) of any Bonusable Amount between $19,200,001 – $44,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(3) One point eight percent (1.8%) of any Bonusable Amount between $44,200,001 – $94,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(4) One point two percent (1.2%) of any Bonusable Amount between $94,200,001 – $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013; and,

(5) Zero point six percent (0.6%) of any Bonusable Amount over $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013.

Executive shall not receive any other payments of any kind arising out of or related to Level 3-Entities.

(c) In the event of a Change of Control or liquidation of the Company after termination of Executive’s employment, the Company shall require the Company’s successor-in-interest or the successor-in-interest to the Company’s legal rights, to pay Executive the bonus-related benefits described in § 12.2(b)(i)-§ 12.2(b)(iii) above.

(d) Notwithstanding any other term in this Agreement, Executive shall not receive any post-termination payments of any kind arising out of or related to funds, money, benefits, TPP or Bonusable Amount received by the Company from any or all entities against which the Company’s Board had not voted to proceed as of Executive’s employment termination date. Except as specifically set forth in this Agreement, Executive shall receive no other benefits of any kind from the Company.

12.3 Termination of Executive’s employment for death or disability. Executive’s employment will automatically terminate upon Executive’s death or Executive’s Disability. In the event of Executive’s death or Executive’s Disability, Executive, or as applicable, Executive’s estate or Executive’s heirs, shall be entitled to receive only (x) payments according to the formula in § 12.2(b)(i) – § 12.2(b)(iii) above at the time funds are distributed to the shareholders and (y) payment for work Executive performed until Executive’s termination and accrued but unused vacation time, if any, in accordance with California law. Except as specifically set forth in this § 12.3, Executive shall receive no other benefits of any kind from the Company.

13. Internal Revenue Code Section 409A. Notwithstanding any other term in this Agreement, any payments to be made to Executive under this Agreement will not be paid during the six (6) month period following Executive’s termination of employment if the Company determines, in its reasonable and good faith judgment, that paying the amounts during the six (6) month period following Executive’s termination of employment will cause Executive to incur an additional tax under § 409A of the U.S. Internal Revenue Code of 1986, as amended. If the payment of any amounts are delayed as a result of this § 13, the delayed payments shall be paid to Executive in a lump sum payment on the date six (6) months and one (1) day following the date of Executive’s employment termination. Thereafter, if Executive is entitled to further payments, the remaining payments will resume in accordance with the schedule set forth in this Agreement.

14. Internal Revenue Code Section 280G. In the event that the separation and other benefits provided for in this Agreement or otherwise payable to Executive constitute “parachute payments” within the meaning of § 280G of the Code and will be subject to the excise tax imposed by § 4999 of the Code, then the Executive shall receive that payment and/or those benefits in an amount which results in the largest after tax payment and/or after tax benefits to Executive.

15. Withholding. All sums payable to Executive under this Agreement shall be subject to all federal, state, local and other withholding and similar taxes required by applicable law to be withheld by the Company.

16. Arbitration. Executive and the Company shall submit all claims arising out of or relating to this Agreement to mandatory and exclusive binding arbitration before JAMS. The arbitration shall be conducted by JAMS in Santa Clara County, California, before a single neutral arbitrator, in accordance with the JAMS rules then applicable for employment disputes and arbitrations. The parties may conduct only essential discovery prior to the arbitration hearing, as permitted by the JAMS arbitrator. The arbitrator shall issue a written decision which contains the findings and conclusions on which the decision is based. The Executive shall bear only those costs of arbitration Executive would otherwise bear had Executive brought a claim covered by this Agreement in court. Judgment upon the determination or award rendered by the arbitrator may be entered in any court having jurisdiction. EXECUTIVE AND COMPANY UNDERSTAND AND AGREE THAT BY SIGNING THIS AGREEMENT, THEY ARE FOREVER RELINQUISHING, WAIVING AND GIVING UP THEIR RIGHT TO A TRIAL BY JURY. Notwithstanding the other terms of this § 16, the parties retain their right to, and shall not be prohibited, limited or in any other way restricted from, seeking or obtaining injunctive and/or equitable relief from a court having jurisdiction over the parties.

17. Assignment. This Agreement and all rights under this Agreement are personal to Executive and may not be transferred or assigned by Executive at any time. The Company may assign its rights, together with its obligations under this Agreement at any time, provided that any assignee assumes the Company’s obligations under this Agreement.

18. Severability. If any provision of this Agreement shall be found by any arbitrator or court of competent jurisdiction to be invalid or unenforceable, then the provision, to the extent allowable by law, shall be modified by the arbitrator or court so that it becomes enforceable in a way that is closest to the original intent of the parties and, as modified, shall be enforced as any other provision in this Agreement. If the arbitrator or court is unable to modify the provision in a way that makes it enforceable, then the provision shall have no force and effect. Whether or not the provision found to be invalid or unenforceable is modified or eliminated, all other terms of the Agreement shall remain in full force and effect.

19. No Waiver. The failure by either party at any time to require performance or compliance by the other of any of its obligations under this Agreement shall in no way affect the right to require performance or compliance at any time thereafter. The waiver by either party of a breach of any provision of this Agreement shall not be taken or held to be a waiver of any preceding or succeeding breach of a provision or as a waiver of the provision itself. No waiver of any kind shall be effective or binding, unless it is in writing and is signed by the party against whom the waiver is sought to be enforced.

20. Amendment. This Agreement may be amended only by an agreement in writing signed by both parties to this Agreement.

21. Notices. All notices and other communications required or permitted under this Agreement shall be in writing and hand delivered, sent by facsimile, sent by certified first class mail, postage pre-paid, or sent by nationally recognized express courier service. The notices and other communications shall be effective upon receipt if hand delivered or sent by facsimile, five (5) days after mailing if sent by mail, and one (l) day after sending if sent by express courier, to the following addresses, or other addresses as any party shall notify the other party of in writing:

If to Company:

Facsimile:

Attention:

If to Executive:

Facsimile:

Attention:

22. Binding Nature. This Agreement shall be binding on, and inure to the benefit of, the persons or entities who are permitted, by the terms of this Agreement, to be successors, assigns and personal representatives of the respective parties to this Agreement.

23. Headings. The headings contained in this Agreement are for reference purposes only and shall in no way affect the meaning or interpretation of this Agreement.

24. Entire Agreement. This Agreement and documents specifically referenced in this Agreement supersede and cancel any and all previous oral and written agreements, contracts, arrangements or understandings between the parties and constitute the entire and only agreement and understanding between the parties.

25. Governing Law. This Agreement is entered into in the State of California. This Agreement shall be construed in accordance with the laws of the State of California, without giving effect to California’s choice of law principles. The parties are deemed to have played an equal role in drafting this Agreement. No draft of this Agreement shall be taken into account in construing or interpreting this Agreement.

26. Counterparts. This Agreement may be executed by facsimile or by signing, scanning and emailing and in two or more counterparts, each of which shall be deemed to be an original but all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, Company and Executive execute this Agreement as of the date first above written.

OPTI INC.	BERNARD T. MARREN

By
Name:
Title:

APPENDIX E

EMPLOYMENT AGREEMENT

This Employment Agreement (“Agreement”) is entered into as of              , 2007 (“Effective Date”) between Opti Inc., a California corporation (“Company” or “Opti”), and Michael Mazzoni (“Executive”).

Whereas, the Company has employed Executive for more than five years as its Chief Financial Officer and for more than five years Executive has served as a member of the Company’s Board of Directors;

Whereas, the Company desires to enter into an Employment Agreement with Executive on the terms set forth below;

Whereas, Executive desires to enter into an Employment Agreement with the Company on the terms set forth below;

Whereas, the Company and Executive intend that this Employment Agreement shall fully and completely supersede all other written and/or oral agreements between them, except for that/those agreement(s) specifically referenced in this Agreement.

Now Therefore, in consideration of the terms and conditions set forth in this Agreement, the sufficiency of which are hereby acknowledged, the Company and Executive agree as follows:

1. Position. The Company will employ Executive at the Company’s headquarters in Palo Alto, California, and Executive will serve the Company as its Chief Financial Officer. Executive will also be appointed as a member of Company’s Board of Directors (“Board”). Executive will report to the Company’s Chief Executive Officer. Unless otherwise requested in writing by the Board, on or before Executive’s employment termination date, Executive shall resign from the Board of Directors and deliver to the Board a letter confirming Executive’s resignation from the Board.

2. Duties. Executive shall be the Company’s chief accounting officer and shall have overall day-to-day management responsibility for the financial affairs of the Company, including without limitation, those duties and responsibilities as may from time to time be assigned to Executive by the Company’s Chief Executive Officer and/or the Company’s Board of Directors.

3. Service. Executive shall devote the equivalent of three full work days each week to the business and affairs of the Company. While Executive is employed by the Company, Executive shall not directly or indirectly, engage, invest or participate in any business that is competitive in any manner with the business of the Company. Executive’s non-Opti-related activities (x) shall not interfere with or conflict in any way with Executive’s responsibilities to the Company and (y) shall be secondary to Executive’s Company responsibilities. Executive may join the board of directors or advisory boards of other entities only with the consent of the Company’s Board, which consent shall not be unreasonably withheld. Executive shall comply with and be bound by the Company’s operating policies, procedures and practices that are from time to time in effect during the term of Executive’s employment.

4. At Will Employment. Executive’s employment is at will. Executive’s employment is terminable by either the Company or Executive at any time, with or without cause, for any reason or no reason, and with or without notice.

5. Executive’s Representations. Executive represents and warrants that Executive is free to enter into and fully perform this Agreement and the agreements referenced in this Agreement without breach or violation of any agreement or contract to which Executive is a party or by which Executive is bound. Executive further represents and warrants that Executive has had an opportunity to fully discuss and review the terms of this agreement with an attorney of Executive’s choosing. Executive represents and warrants that he has carefully read this Agreement, understands the contents of this Agreement, and freely and voluntarily agrees to all of the terms and conditions of this Agreement.

6. Compensation and Benefits.

6.1 Base Salary. The Company shall pay Executive an annual salary (“Base Salary”) of one hundred ten thousand dollars ($110,000) per year, or in the event Executive works part of a year, a pro rata amount of the Base Salary. Executive’s Base Salary will be payable as earned in equal installments in accordance with the Company’s customary payroll practice.

6.2 Discretionary Bonus. Executive is eligible for a yearly discretionary bonus (“Discretionary Bonus”) of up to twenty percent (20%) of Executive’s Base Salary. The payment of any Discretionary Bonus is at the sole discretion of the Company’s Board. The Company’s Board will determine whether it will pay a Discretionary Bonus for the applicable year based on the Board’s view of the Company’s progress on its intellectual property strategy for the applicable year.

6.3 Shareholder Return Bonus.

(a) Executive will receive a bonus (“Shareholder Return Bonus” or “SRB”) each time the Company Distributes funds to its shareholders, where the funds distributed come from third party payments (“TPP”) received by Company as a result of the Company’s intellectual property strategy, providing that Executive is an employee of the Company at the time of distribution of the funds and further providing that no Change of Control has occurred. TPP may be generated only by litigation, dispute settlement, or licensing. Executive’s Shareholder Return Bonus will be a percentage of the applicable portion of the aggregate amount of TPP Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013 (“Bonusable Amount”) and will be paid according to the schedule below, providing that Executive is an employee of the Company at the time the Bonusable Amount is Distributed and further providing that no Change of Control has occurred. The Company will pay Executive the following Shareholder Return Bonus during the time period:

(i) Two percent (2%) of the first $19,200,000 of Bonusable Amount Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(ii) One point six percent (1.6%) of any Bonusable Amount between $19,200,001 – $44,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(iii) One point two percent (1.2%) of any Bonusable Amount between $44,200,001 – $94,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(iv) Zero point eight percent (0.8%) of any Bonusable Amount between $94,200,001 – $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013; and,

(v) Zero point four percent (0.4%) of any Bonusable Amount of over $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013.

(b) The parties intend that the Bonusable Amount shall increase as the Company makes Distributions from TPP to its shareholders. By way of explanation only, in the event the Company has previously Distributed $18,000,000 on which a Shareholder Return Bonus has been paid, and then, in a new Distribution, the Company Distributes $20,000,000, the Shareholder Return Bonus on the new Distribution is: $324,800 calculated as follows $324,800 = (.02 x 1,200,000) + (.016 x 18,800,000).

(c) Notwithstanding any other term in this Agreement, if the Company’s cash reserves are less than $5,000,000, the Bonusable Amount shall not include any pre-tax amounts (“Pre-Tax Amounts”)

collected from the Company’s intellectual property strategy which are used to replenish the Company’s cash reserves to $5,000,000 (the difference between the Pre-Tax Amounts and the Company’s cash reserves on the date a TPP is received is referred to in this Agreement as the, “Replenishment Amount”). By way of example only, if the Company’s cash reserves are at $1,000,000 at the time the Company receives a $14,000,000 settlement arising from its intellectual property strategy, then (i) the pre-tax amount of the settlement which results in the Company receiving $4,000,000 in post-tax funds shall not be part of the Bonusable Amount and (ii) the remainder of the settlement shall be part of the Bonusable Amount.

(d) Notwithstanding any other term in this Agreement, in the event that TPP consist of non-cash consideration and the Company Distributes the non-cash consideration, then the Company, at its sole and absolute discretion, may pay the Shareholder Return Bonus (i) in the applicable percentage of the non-cash consideration, or (ii) in the applicable percentage of the fair market value of the non-cash consideration on the date of the Distribution. All fair market value determinations shall be made by the Company’s Board of Directors (“Board”), and the Board’s fair market determination shall be final, binding and conclusive.

(e) Notwithstanding any other term in this Agreement, the Bonusable Amount shall not include, and no Shareholder Return Bonus will be paid on, all money, funds or other assets owned by or under control of the Company’s on the Effective Date regardless of whether or not these amounts are distributed to the Company’s shareholders.

(f) Except as set forth in § 6.3(g), Shareholder Return Bonuses are earned only when the Distribution of the non-SRB portion of the Bonusable Amount is final. Notwithstanding any other term in this Agreement, Executive’s right to receive a Shareholder Return Bonus terminates on Executive’s employment termination date. No Shareholder Return Bonus shall be paid after Executive’s employment terminates. Nothing in this paragraph is intended to negate the provisions of § 12.2 below in the event the required conditions for payments under § 12.2 below are met.

(g) Notwithstanding any other term of this Agreement, in the event Executive is employed by the Company and in the event the Company determines not to Distribute any TPP it receives from its intellectual property strategy, then the dollar value of the Distribution on the TPP at issue that the Company could reasonably make, taking into account all reductions/deductions for taxes, expenses and the Replenishment Amount, on the day that is six months and one day after the Company receives the TPP at issue, shall be deemed to be the Bonusable Amount. Executive shall receive Executive’s Shareholder Return Bonus on this Bonusable Amount according to the schedule set forth in this § 6.3 above, providing that no further Shareholder Return Bonus shall be payable on any portion of the applicable TPP, and further providing that the Company shall have at least six months from the date the Company receives a TPP to determine whether or not to Distribute any of the TPP or Bonusable Amount. In the event that part or all of the TPP at issue in this § 6(g) consist of non-cash consideration, then the Company’s Board shall determine the fair market value of the TPP on the date which is six months and one day after the Company receives the TPP at issue, and the Board’s fair market value determination shall be used in the determination of the amount deemed to be the Bonusable Amount. The Board’s fair market determination shall be final, binding and conclusive.

(h) Notwithstanding any other term in this Agreement, the amount deemed the Bonusable Amount pursuant to § 6.3(g) shall not include any amounts that the Company would pay in taxes, expenses or other payments had it made a Distribution on the date that is six months and one day after the Company receives the TPP at issue.

6.4 Change of Control Bonus.

(a) Notwithstanding any other term in this Agreement, in the event of a Change of Control while Executive is employed by the Company (i) Executive’s right to receive Shareholder Return Bonuses shall immediately terminate and (ii) Executive shall not receive and shall not have any future right to receive any Shareholder Return Bonus on any Bonusable Amount and/or TPP in the possession of, or under the control of the Company.

(b) In the event of a Change of Control while Executive is employed by the Company and contingent on Executive signing an irrevocable general release of all claims (“Release”) which shall be in a form and in language chosen by and provided by the Company at the Company’s sole discretion, the Company shall pay Executive a Change of Control Bonus (“Change of Control Bonus”) based on the Net Proceeds payable to the Company and/or the stockholders of the Company as follows:

(i) Two percent (2%) of the first $19,200,000 in Net Proceeds;

(ii) One point six percent (1.6%) of any Net Proceeds between $19,200,001 – $44,200,000;

(iii) One point two percent (1.2%) of any Net Proceeds between $44,200,001 – $94,200,000;

(iv) Zero point eight percent (0.8%) of any Net Proceeds between $94,200,001 –$119,200,000; and,

(v) Zero point four percent (0.4%) of any Net Proceeds over $119,200,000.

6.5 Medical Premium Payment. Executive is currently covered under Executive’s wife’s medical plan. In the event Executive cannot, in good faith, obtain medical coverage under Executive’s wife’s medical plan, then the Company will reimburse Executive for the monthly medical insurance premiums incurred by Executive, providing that monthly reimbursement payments under this § 6.5 will be capped at twice the monthly premium reimbursement payment paid to the Company’s Chief Executive Officer in the month immediately preceding the Effective Date of this Agreement.

6.6 Additional Benefits. Executive will be eligible to participate in the Company’s employee benefit plans of general application as they may exist on the Effective Date in accordance with the rules established for individual participation in any such plan and applicable law. Executive will receive such other benefits, including vacation, holidays and sick leave, as Company generally provides to its employees holding similar positions as that of Executive. The Company, in its sole discretion, may change or otherwise modify the benefits offered in this Agreement in the reasonable course of the Company’s business.

7. Definitions.

7.1 Cause. For purposes of this Agreement, “Cause” shall mean (i) Executive is convicted of or pleas nolo contendere or guilty to any felony or any misdemeanor involving moral turpitude; (ii) Executive engages in conduct that constitutes gross neglect resulting in significant and demonstrable economic harm to the Company or gross misconduct resulting in significant and demonstrable economic harm to Opti; (iii) an act of personal dishonesty by Executive in connection with Executive’s responsibilities as an employee and intended to result in substantial personal enrichment of Executive; (iv) Executive’s material breach of Executive’s PIIA; and, (v) following delivery to Executive of a written demand for performance from the Company which describes the basis for the Company’s reasonable belief that Executive has not substantially performed Executive’s duties, continued violations by Executive of Executive’s obligations to the Company; provided, however, that failure of Executive to achieve certain results, such as the Company’s business plan, that is not the result of Executive’s dereliction of duty shall not constitute “Cause.” With respect to curable actions or curable failures to act, Executive’s employment shall not be terminated for “Cause” for (ii) above unless written notice stating the basis for the termination is provided to Executive, Executive is given fifteen (15) days after receipt of the notice to cure the neglect or conduct that is the basis of the claim.

7.2 Change of Control. For purposes of this Agreement “Change of Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all the Company’s assets or its business; (iii) the consummation of a merger, reverse merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who (A) are directors of the Company as of the Effective Date, or (B) are elected with the vote of any shareholder that is a shareholder of record as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii), or (iii) above, or in connection with an actual or threatened proxy contest relating to the election of directors to the Company.

7.3 Disability. For purposes of this Agreement, “Disability” shall mean that the Executive has been unable to perform Executive’s duties as an employee of the Company (or any subsidiary thereof that employs the Executive at such time) and such inability is determined by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive’s legal representative (the agreement as to acceptability not to be unreasonably withheld). Termination resulting from Disability may only be effected after at least 30 days’ written notice by the Company (or any subsidiary of the Company that employs the Executive at the time) of its intention to terminate the Executive’s employment.

7.4 Distributes, Distributed, Distribution. For purposes of this Agreement, “Distributes” “Distributed” and/or “Distribution” means the Company issuing a dividend or special dividend or taking other corporate action, including a successful stock repurchase program, the primary purpose of which is to distribute funds to the Company’s shareholders.

7.5 Good Reason. For purposes of this Agreement, “Good Reason” shall mean, without Executive’s written consent: (i) any material reduction in Executive’s authority, duties or responsibilities; (ii) any material reduction in Executive’s base salary, Discretionary Bonus opportunity or Shareholder Return Bonus opportunity; (iii) the failure of any successor-in-interest to assume all of the obligations of the Company under this Agreement; or (iv) within one year following a Change of Control only, any act which constitutes a constructive termination under the laws of California. Notwithstanding any other term in this Agreement, Good Reason shall not exist unless Executive terminates Executive’s employment after thirty days written notice by Executive to the Company which describes the basis for Executive’s reasonable belief that the Company has caused the events listed in (i) – (iv) above, and the Company has not cured the listed events. If the Company cures, Good Reason shall not exist. Executive’s death or Disability shall not terminate the right of Executive’s estate or heirs to assert Good Reason if such right existed at the time of Executive’s death or Disability.

7.6 Net Proceeds. For purposes of this Agreement, “Net Proceeds” means the sum of X and Y, where X equals the aggregate amount of TPP Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013 or the closing date of the Change of Control transaction, whichever is earlier, and Y equals the gross proceeds payable to the Company and/or its shareholders of the Company reduced by any debt the Company extinguishes in connection with the Change in Control, investment banking fees, legal and accounting fees, taxes of any kind, and any other transaction-related fees associated with the transaction that are paid from the proceeds of the transaction before distribution to the Company and/or the Company’s shareholders. Notwithstanding any other term in this Agreement, in the event that the gross proceeds payable to the Company consist in whole or in part of non-cash consideration, then the Company, at its sole and absolute discretion, may pay the applicable Change in Control Bonus in the applicable percentage (i) of the non-cash consideration, or (ii) of the fair market value of the non-cash consideration on the date the non-cash consideration is paid to the Company and/or its shareholders. All fair market value determinations shall be made by the Company’s Board of Directors, and the Board’s fair market determination shall be final, binding and conclusive. Notwithstanding any other term in this Agreement, if the Company’s cash reserves are less than $5,000,000 at the time of the Change of Control then Net Proceeds shall be reduced by the difference between Pre-Tax Amount and the amount of the Company’s cash reserves on the closing date of the transaction.

8. Expenses. The Company shall reimburse Executive for all reasonable and necessary expenses incurred by Executive in connection with the Company’s business, provided that the expenses are in accordance with applicable policy set by the Board and are properly documented and accounted for in accordance with the policy of the Company and with the requirements of the United States Internal Revenue Service.

9. Reimbursement for Legal Review of Employment Agreement. The Company shall pay the reasonable out-of-pocket legal fees and expenses incurred by the Executive in connection with the negotiation and preparation of this Agreement, up to a maximum amount of $5,000. Executive shall properly document and account for all out-of-pocket expenses for which Executive seeks reimbursement pursuant to this § 9.

10. Proprietary Rights. Executive reconfirms Executive’s acceptance of and that he continues to be fully bound by the Proprietary Information and Inventions Agreement, attached as Exhibit 1 to this Agreement, which Executive entered into on May 18, 1998 (“PIIA”). The PIIA remains in full force and effect and shall survive the termination of Executive’s employment and/or service to the Company.

11. Indemnification Agreement. The Company and Executive shall enter into an indemnification agreement substantially similar to or the same as the indemnification agreement the Company enters into with other members of the Company’s Board, providing the Board and shareholders approve the proposed indemnification agreement.

12. Termination of Employment and Separation Benefits.

12.1 The Company’s Termination of Executive for Cause or Executive’s Termination Without Good Reason. In the event that Executive’s employment is terminated by the Company for Cause or Executive terminates Executive’s employment without Good Reason, Executive shall receive only payment for worked performed until Executive’s termination and accrued but unused vacation time in accordance with California law. Executive shall receive no additional payments or benefits from the Company. Notwithstanding any other term in this Agreement, after the termination of Executive’s employment, Executive shall not receive, nor be entitled to receive any payment arising from or related to the Shareholder Return Bonus, Change of Control Bonus, Discretionary Bonus, or any other Company bonus or benefit play.

12.2 Company’s Termination of Executive Without Cause or Executive’s Termination for Good Reason.

(a) If Executive is terminated by the Company without Cause, or Executive terminates Executive’s employment for Good Reason, whether or not Executive signs a Release, Executive shall receive payment for worked performed until Executive’s termination and accrued but unused vacation time in accordance with California law.

(b) The separation benefits described in this subsection are in addition to the payments described in § 12.2(a) above and are contingent on Executive entering into a Release which shall be in a form and in language chosen by and provided by the Company at the Company’s sole discretion. If Executive does not enter into the Release, Executive shall not receive any of the benefits set forth in this § 12.2(b) and Executive’s termination shall be deemed to be a termination by Executive without Good Reason. In addition to the payments described in § 12.2(a) above and contingent on Executive entering into a Release, if Executive is terminated without Cause, or Executive terminates Executive’s employment for Good Reason, then the Company shall pay Executive, in one lump sum (i) one year of Executive’s then current Base Salary; (ii) the Discretionary Bonus Executive received in the immediately preceding year; (iii) the aggregate medical premium reimbursements payments Company made to Executive over the preceding twelve (12) months. In addition, Executive shall receive payment(s) at the time of Distribution to the shareholders as follows:

(i) For the applicable portion of the Bonusable Amount received from entities (“Level 1-Entities”) against which, as of Executive’s employment termination date, the Company’s Board has voted to begin legal (whether by arbitration or litigation) proceedings, but against which the Company has not filed a Complaint or Arbitration Demand, the Company shall pay Executive:

(1) Zero point four percent (0.4%) of the first $19,200,000 of Bonusable Amount Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(2) Zero point three two percent (0.32%) of any Bonusable Amount between $19,200,001 – $44,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(3) Zero point two four percent (0.24%) of any Bonusable Amount between $44,200,001 – $94,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(4) Zero point one six percent (0.16%) of any Bonusable Amount between $94,200,001 – $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013; and,

(5) Zero point zero eight percent (0.08%) of any Bonusable Amount over $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013.

Executive shall not receive any other payments of any kind arising out of or related to Level 1-Entities.

(ii) For the applicable portion of the Bonusable Amount received from entities (“Level 2-Entities”) against which, as of Executive’s employment termination date, the Company has filed a Complaint or Arbitration Demand but with respect to which (x) the Company has not entered into an executed settlement agreement, or (y) the Company has not received a Final Unappealable Judgment against the entity, the Company shall pay Executive as follows:

(1) Zero point eight percent (0.8%) of the first 19,200,000 of Bonusable Amount Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(2) Zero point six, four percent (0.64%) of any Bonusable Amount between $19,200,001 – $44,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(3) Zero point four, eight percent (0.48%) of any Bonusable Amount between $44,200,001 – $94,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(4) Zero point three, two percent (0.32%) of any Bonusable Amount between $94,200,001 – $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013; and,

(5) Zero point one, six percent (0.16%) of any Bonusable Amount over $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013.

Executive shall not receive any other payments of any kind arising out of or related to Level 2-Entities.

For purposes of this Agreement, “Final Unappealable Judgment” shall mean a Judgment of a court of competent jurisdiction which is final, which cannot be appealed and which cannot be reviewed, and as to which all possible avenues of judicial appeal or judicial review, including without limitation writ or other special review, have been completely exhausted.

(iii) For the applicable portion of the Bonusable Amount received from entities (“Level 3-Entities”) (x) with which the Company has entered into an executed settlement agreement as of the employment termination date, or (y) against which the Company has received a Final Unappealable Judgment as of the employment termination date, the Company shall pay Executive as follows:

(1) Two percent (2%) of the first $19,200,000 of Bonusable Amount Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(2) One point six percent (1.6%) of any Bonusable Amount between $19,200,001 – $44,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(3) One point two percent (1.2%) of any Bonusable Amount between $44,200,001 –$94,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013;

(4) Zero point eight percent (0.8%) of any Bonusable Amount between $94,200,001 – $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013; and,

(5) Zero point four percent (0.4%) of any Bonusable Amount over $119,200,000 Distributed by the Company to its shareholders from June 1, 2007 until October 1, 2013. Executive shall not receive any other payments of any kind arising out of or related to Level 3-Entities.

(c) In the event of a Change of Control or liquidation of the Company after termination of Executive’s employment, the Company shall require the Company’s successor-in-interest or the successor-in-interest to the Company’s legal rights, to pay Executive the bonus-related benefits described in § 12.2(b)(i)-§ 12.2(b)(iii) above.

(d) Notwithstanding any other term in this Agreement, Executive shall not receive any post-termination payments of any kind arising out of or related to funds, money, benefits, TPP or Bonusable Amount received by the Company from any or all entities against which the Company’s Board had not voted to proceed as of Executive’s employment termination date. Except as specifically set forth in this Agreement, Executive shall receive no other benefits of any kind from the Company.

12.3 Termination of Executive’s employment for death or disability. Executive’s employment will automatically terminate upon Executive’s death or Executive’s Disability. In the event of Executive’s death or Executive’s Disability, Executive, or as applicable, Executive’s estate or Executive’s heirs, shall be entitled to receive only (x) payments according to the formula in § 12.2(b)(i) – § 12.2(b)(iii) above at the time funds are distributed to the shareholders and (y) payment for work Executive performed until Executive’s termination and accrued but unused vacation time, if any, in accordance with California law. Except as specifically set forth in this § 12.3, Executive shall receive no other benefits of any kind from the Company.

13. Internal Revenue Code Section 409A. Notwithstanding any other term in this Agreement, any payments to be made to Executive under this Agreement will not be paid during the six (6) month period following Executive’s termination of employment if the Company determines, in its reasonable and good faith judgment, that paying the amounts during the six (6) month period following Executive’s termination of employment will cause Executive to incur an additional tax under § 409A of the U.S. Internal Revenue Code of 1986, as amended. If the payment of any amounts are delayed as a result of this § 13, the delayed payments shall be paid to Executive in a lump sum payment on the date six (6) months and one (1) day following the date of Executive’s employment termination. Thereafter, if Executive is entitled to further payments, the remaining payments will resume in accordance with the schedule set forth in this Agreement.

14. Internal Revenue Code Section 280G. In the event that the separation and other benefits provided for in this Agreement or otherwise payable to Executive constitute “parachute payments” within the meaning of § 280G of the Code and will be subject to the excise tax imposed by § 4999 of the Code, then the Executive shall receive that payment and/or those benefits in an amount which results in the largest after tax payment and/or after tax benefits to Executive.

15. Withholding. All sums payable to Executive under this Agreement shall be subject to all federal, state, local and other withholding and similar taxes required by applicable law to be withheld by the Company.

16. Arbitration. Executive and the Company shall submit all claims arising out of or relating to this Agreement to mandatory and exclusive binding arbitration before JAMS. The arbitration shall be conducted by JAMS in Santa Clara County, California, before a single neutral arbitrator, in accordance with the JAMS rules then applicable for employment disputes and arbitrations. The parties may conduct only essential discovery prior to the arbitration hearing, as permitted by the JAMS arbitrator. The arbitrator shall issue a written decision which contains the findings and conclusions on which the decision is based. The Executive shall bear only those costs of arbitration Executive would otherwise bear had Executive brought a claim covered by this Agreement in court. Judgment upon the determination or award rendered by the arbitrator may be entered in any court having jurisdiction. EXECUTIVE AND COMPANY UNDERSTAND AND AGREE THAT BY SIGNING THIS AGREEMENT, THEY ARE FOREVER RELINQUISHING, WAIVING AND GIVING UP THEIR RIGHT TO A TRIAL BY JURY. Notwithstanding the other terms of this § 16, the parties retain their right to, and shall not be prohibited, limited or in any other way restricted from, seeking or obtaining injunctive and/or equitable relief from a court having jurisdiction over the parties.

17. Assignment. This Agreement and all rights under this Agreement are personal to Executive and may not be transferred or assigned by Executive at any time. The Company may assign its rights, together with its obligations under this Agreement at any time, provided that any assignee assumes the Company’s obligations under this Agreement.

18. Severability. If any provision of this Agreement shall be found by any arbitrator or court of competent jurisdiction to be invalid or unenforceable, then the provision, to the extent allowable by law, shall be modified by the arbitrator or court so that it becomes enforceable in a way that is closest to the original intent of the parties and, as modified, shall be enforced as any other provision in this Agreement. If the arbitrator or court is unable to modify the provision in a way that makes it enforceable, then the provision shall have no force and effect. Whether or not the provision found to be invalid or unenforceable is modified or eliminated, all other terms of the Agreement shall remain in full force and effect.

19. No Waiver. The failure by either party at any time to require performance or compliance by the other of any of its obligations under this Agreement shall in no way affect the right to require performance or compliance at any time thereafter. The waiver by either party of a breach of any provision of this Agreement shall not be taken or held to be a waiver of any preceding or succeeding breach of a provision or as a waiver of the provision itself. No waiver of any kind shall be effective or binding, unless it is in writing and is signed by the party against whom the waiver is sought to be enforced.

20. Amendment. This Agreement may be amended only by an agreement in writing signed by both parties to this Agreement.

21. Notices. All notices and other communications required or permitted under this Agreement shall be in writing and hand delivered, sent by facsimile, sent by certified first class mail, postage pre-paid, or sent by nationally recognized express courier service. The notices and other communications shall be effective upon receipt if hand delivered or sent by facsimile, five (5) days after mailing if sent by mail, and one (l) day after sending if sent by express courier, to the following addresses, or other addresses as any party shall notify the other party of in writing:

If to Company:

Facsimile:

Attention:

If to Executive:

Facsimile:

Attention:

22. Binding Nature. This Agreement shall be binding on, and inure to the benefit of, the persons or entities who are permitted, by the terms of this Agreement, to be successors, assigns and personal representatives of the respective parties to this Agreement.

23. Headings. The headings contained in this Agreement are for reference purposes only and shall in no way affect the meaning or interpretation of this Agreement.

24. Entire Agreement. This Agreement and documents specifically referenced in this Agreement supersede and cancel any and all previous oral and written agreements, contracts, arrangements or understandings between the parties and constitute the entire and only agreement and understanding between the parties.

25. Governing Law. This Agreement is entered into in the State of California. This Agreement shall be construed in accordance with the laws of the State of California, without giving effect to California’s choice of law principles. The parties are deemed to have played an equal role in drafting this Agreement. No draft of this Agreement shall be taken into account in construing or interpreting this Agreement.

26. Counterparts. This Agreement may be executed by facsimile or by signing, scanning and emailing and in two or more counterparts, each of which shall be deemed to be an original but all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, Company and Executive execute this Agreement as of the date first above written.

OPTI INC.	MICHAEL MAZZONI

By
Name:
Title:

Ú  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  Ú

Please mark votes as in this example	☒

		FOR all nominees listed below	WITHHOLD authority to vote for all nominees listed below
PROPOSAL 1 — Election of Directors To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below:		☐	☐		PROPOSAL 2 —	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of OPTi Inc. for the fiscal year ending March 31, 2008	FOR ☐	AGAINST ☐	ABSTAIN ☐

Bernard T. Marren Stephen F. Diamond Kapil K. Namda William H. Welling					Our Board of Directors unanimously recommends a vote for the approval of Proposal 2.

Our Board of Directors unanimously recommends a vote for each of the nominees named above.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
PROPOSAL 3 —	To approve the form and use of indemnification agreements with OPTi’s directors and officers.	☐	☐	☐	PROPOSAL 4 —	To approve employment agreements for Bernard T. Marren, OPTi’s President, Chief Executive Officer and Chairman of the Board, and Michael Mazzoni, OPTi’s Chief Financial Officer and Secretary.	☐	☐	☐

Our Board of Directors unanimously recommends a vote for the approval of Proposal 3.	Our Board of Directors unanimously
recommends a vote for the approval of
Proposal 4 and, in their discretion, upon such
other matter or matters that may properly
come before the meeting and any
postponement(s) of adjournment(s) thereof.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature _____________________________________	Signature ________________________________________	Date __________________

(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Ú  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  Ú

OPTi Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of OPTi Inc. (the “Company”), hereby appoints Bernard T. Marren and Michael Mazzoni and each of them, with power of substitution to each, true and lawful attorneys, agents, and proxyholders of the undersigned and hereby authorizes them to represent and vote, as specified herein, all shares of common stock of the Company to be held of record by the undersigned on October 18, 2007 at the Annual Meeting of Shareholders of the Company to be held on November 27, 2007 at 10:00 a.m., Pacific Time, at the offices of Heller Ehrman LLP at 275 Middlefield Road, Menlo Park, CA 94025 and any adjournments or postponement thereof.

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposals 1, 2, 3 and 4. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated October     , 2007.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE RE-ELECTION OF 4 DIRECTORS; (2) FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OPTI’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2008; (3) FOR APPROVAL OF THE FORM AND USE OF INDEMNIFICATION AGREEMENTS WITH OPTI’S DIRECTORS AND OFFICERS; (4) FOR APPROVAL OF EMPLOYMENT AGREEMENTS FOR BERNARD T. MARREN, OPTI’S PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD, AND MICHAEL MAZZONI, OPTI’S CHIEF FINANCIAL OFFICER AND SECRETARY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY